Exhibit 10.92

1999

FHS

PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

Professional Care Medical Group IPA

1 Year Agreement

*** Confidential Information Omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS:

RECITALS

DEFINITIONS

REPRESENTATIONS AND DUTIES OF PPG

DUTIES OF FHS

COMPENSATION

DELEGATION

TERM AND TERMINATION

RECORDS, AUDITS AND REGULATORY REQUIREMENTS

GENERAL PROVISIONS

ADDENDUM A
Benefit Programs
Affiliates
Main/Satellite Offices

ADDENDUM B	COMMERCIAL HMO AND POS
A.	General Reimbursement Provisions
B.	Standard HMO
C.	Small Group HMO
D.	Individual HMO
E.	Access for Infants and Mothers
F.	Medicare Supplement
G.	Commercial POS
H.	QCIP
I.	Pharmacy Shared Risk Program

ADDENDUM B.1	AGE, SEX AND BENEFIT PLAN FACTORS

ADDENDUM B.2	COMMERCIAL HMO and POS DIVISION OF FINANCIAL FINANCIAL RESPONSIBILITY MATRIX

ADDENDUM C	MEDICARE HMO AND POS
A.	Definitions
B.	Medicare HMO Benefit Program
C.	Medicare POS Benefit Program
D.	Administration Of Shared Risk Budgets For HMO and POS
E.	Medicare Select Benefit Programs
F.	Other Services

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ADDENDUM C.1	SUPPLEMENTAL BENEFITS COSTS

ADDENDUM C.2	PHARMACY SHARED RISK BUDGETS

ADDENDUM C.3	MEDICARE DIVISION OF FINANCIAL RESPONSIBILITY MATRIX

ADDENDUM D	PPO, EPO AND POS
A.	Benefit Program Requirements
B.	PPO And EPO Benefit Programs
C.	POS Benefit Programs
ADDENDUM E	FEE FOR SERVICE COMPENSATION SCHEDULE

ADDENDUM F	MEDI-CAL BENEFIT PROGRAM
A.	Definitions
B.	Compensation Provisions
C.	General Provisions

ADDENDUM F.1	MEDI-CAL FEE-FOR-SERVICE COMPENSATION SCHEDULE

ADDENDUM F.2	MEDI-CAL CAPITATION COMPENSATION SCHEDULE

ADDENDUM F.3	MEDI-CAL SHARED RISK PROGRAM DISTRIBUTION MATRIX

ADDENDUM F.4	MEDI-CAL DIVISION OF FINANCIAL RESPONSIBILITY MATRIX

ADDENDUM F.5	MEDI-CAL DISCLOSURE FORM

ADDENDUM G	CHAMPUS/TRICARE

ADDENDUM H	WORKERS COMPENSATION BENEFIT PROGRAM

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PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

This Participating Physician Group Provider Services Agreement (“Agreement”) is made and entered into by and between the Foundation Health Systems Affiliate(s) (“FHS”) identified in Addendum A to this Agreement and Professional Care Medical Group IPA, a Participating Physician Group (“PPG”), to be effective March 1, 1999.

RECITALS

A.                                   PPG is a medical group or individual practice association that provides or arranges for the provision of professional health care services, supplies, products or related services.

B.                                     FHS is one or more corporations that have the legal authority to enter into this Agreement, and to perform the obligations of FHS hereunder with respect to the Benefit Programs identified on Addendum A.

C.                                     FHS desires to enter into this Agreement to arrange for PPG to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

D.                                    PPG desires to enter into this Agreement to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby agree as follows

I.                                       DEFINITIONS

Many words and terms are capitalized throughout this Agreement to indicate that they are defined as set forth in this Article I.

1.1                               Affiliate.  An entity in which Foundation Health Systems, Inc., a Delaware corporation, owns 51% or more of the voting stock, or which is managed by FHS or a FHS subsidiary.  The Affiliates provide, arrange for, or administer one or more Benefit Programs covered under this Agreement.

1.2                               Benefit Program.  FHS’ obligation to pay for, provide, arrange or administer Covered Services, provider networks, administrative or other related services pursuant to a written agreement between an employer or other entity or an individual and FHS.  The Benefit Programs covered under this Agreement are listed on Addendum A.

1.3                               Capitation.  The compensation paid per Member per month (“PMPM”) for each HMO Member who has selected or been assigned to PPG.

1.4                               Commercial HMO Member.  A HMO Member whose premium is fully paid and enrolled in a commercial Benefit Program, including 1) a Benefit Program offered to an employer other than a small group employer (“Standard HMO Member”), 2) a Benefit Program offered to a small group employer as defined in Section 1357(1) of the California Health and Safety Code (“Small Group HMO Member”), 3) a Benefit Program offered to individuals (“Individual HMO Member”), 4) a Benefit Program offered to an individual participating in the Access for Infants and Mothers Program (“AIM Member”), 5) a Benefit Program which is fully or partially self-funded (“Flexible Funded HMO Member”), or 6) a Benefit Program offered to Members with primary coverage through Medicare and health care coverage under an HMO or POS Plan (“Medicare Supplement Member”).

1.5                               Contracted Services.  Those Medically Necessary Covered Services to be rendered by PPG to a Member in accordance with this Agreement.

1.6                               Coordination of Benefits.  The allocation of financial responsibility between (two or more payors of health care services, each with a legal duly to pay for or provide Covered Services to a Member at the same time.

1.7                               Copayment.  That portion of the cost of Covered Services that aMember is obligated to pay under a particular Benefit Program, including deductible and coinsurance.

1.8                               Coverage Certificate or Certificate.  The document which describes the benefits available to a Member in connection with a Benefit Program.

1.9                               Covered Services.  The health care services, products, supplies or related services that are covered under an applicable Benefit Program.

1.10                        Emergency.  A medical condition manifesting itself by acute symptoms of sufficient severity such that a prudent layperson who possesses average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (i) placing the individual in serious jeopardy (and in the case of a pregnant woman, her health or that of her unborn child); (ii) serious impairment to bodily functions; or (iii) serious dysfunction of any bodily organ or pan.  FHS shall have the final authority in decisions regarding emergencies and emergency services.

1.11                        HMO Member.  A person who is eligible to receive Covered Services under those Benefit Programs offered by an Affiliate which is a health care service plan licensed under the Knox Keene Act, and whose premium has been fully paid.  An HMO Member shall be a person enrolled in a Medicare Benefit Program as set forth in Addendum C (“Medicate HMO Member”), a person enrolled in a Medicaid Benefit Program as set forth in Addendum ? (“Medi-Cal HMO Member”) or a person enrolled in a commercial Benefit Program as set forth in Addendum B (“Commercial HMO Member”)

1.12                        Insured Services.  Contracted Services that are arranged or provided and paid for by PPG but which are reimbursable by FHS in addition to the Capitation paid.  Such Insured Services are set forth in the applicable Addendum.

1.13                        Interim Period.  The six-month period, January 1st through June 30th, used for the purpose of calculating an interim settlement.

1.14                        Medically Necessary.  Those Covered Services which, under the provision of this Agreement, are determined to be:

(a)                                  Appropriate and necessary for the symptoms, diagnosis or treatment of a condition, illness or injury; and

(b)                                 Provided for the diagnosis or the direct care and treatment of a medical condition, illness or injury; and

(c)                                  Within the standards of good medical practice within the organized medical community; and

(d)                                 Not primarily for the convenience of the Member, or the Member’s physician or other Providers; and

(c)                                  The most appropriate supply or level of service, including levels of acute care such as intensive care unit services or regular acute medical and surgical services as determined by the clinical status of the Member, which can safely be provided to the Member.  For hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical setting such as a sub-acute unit or skilled nursing facility.

Notwithstanding the above, Medically Necessary services for HMO Members shall not differ from that defined in the Evidence of Coverage document approved by the Department of Corporation.

1.15                        Member.  (Beneficiary) A person who is eligible to receive Covered Services under a Benefit Program included in this Agreement by virtue of completing the required enrollment process and whose premium has been fully paid.  Member shall include HMO Member.

1.16                        Member Physician.  A physician who practices medicine in the capacity of a shareholder, partner, employee subcontractor, locum tenens or associate of PPG.

1.17                        Operations Manual.  All Operations Manuals, including medical policy manuals, issued by FHS, as updated from time to lime, which are incorporated in this Agreement by this reference.  PPG agrees to be contractually bound to comply with the Operations Manual, including the medical policy manuals, and any updates or revisions to such, to be issued to PPG.  In the event that any provision in an Operations Manual or any updates thereto are clearly inconsistent with the terms of this Agreement as amended, the terms of this Agreement shall prevail.

1.18                        Participating Provider.  A hospital, physician, physician organization.  Participating Physician Group, Member Physician, other health care practitioner or other organization which has a direct or indirect contractual relationship with FHS or another Participating Provider to provide Covered Services to Members.  In the event PPG contracts with a health care provider to render Covered Services under this Agreement, such provider is a Participating Provider

1.19                        Payor.  A public or private entity contracted with FHS which funds, insures or is responsible for paying Participating Providers for Covered Services rendered to Members pursuant to the terms of this Agreement and as stipulated on the Member’s identification card.

1.20                        Pharmacy Budget.  The amount allocated per eligible Member per month (“PEMPM”) for the cost of contracted pharmaceutical benefits established by FHS as set forth in the applicable Addendum.

1.21                        PPG Capitated Services.  Contracted Services as described in an Addendum to this Agreement for which PPG has accepted Capitation under the applicable Benefit Programs to which the Addendum applies.

1.22                        Preventive Care.  Preventive Care is care which attempts to remove or reduce disease risk factors and promotes early detection of disease or precursor states.

1.23                        Primary Care Physician (PCP).  A Member Physician who is responsible for providing and/or coordinating the delivery of Covered Services to an HMO Member pursuant to the applicable Benefit Program.  Primary Care Physicians include general practitioners, family practitioners, internists, pediatricians, obstetrician/gynecologists and other specialists, if approved by FHS.

1.24                        Prior Authorization.  The written approval by FHS, Payor, PPG, or other permitted entity, prior to admitting a Member to a hospital or a skilled nursing facility, or to providing certain other Covered Services to a Member, which approval is required under the Utilization Management Program of the applicable Benefit Program as described in the Operations Manual.

1.25                        Quality Improvement Program.  A program to meet FHS standards, approved by FHS, and designed to assure the provision of quality medical services, as described more fully in the Operations Manual,

1.26                        Reconciliation Period.  The 12-month period, January 1st through December 31st, used for the purpose of calculating Shared Risk and Pharmacy Budget surpluses or deficits.  The first Reconciliation Period shall be the period beginning on the date that HMO Members are first assigned to PPG under this Agreement through December 31st of that calendar year.

1.27                        Service Area.  The geographic area in the continental United States within a 30-air mile radius of an HMO Member’s PCP’s office location for the purpose of determining in-area versus out-of-area services for such Member as set forth in the Operations Manual.

1.28                        Shared Risk Budget.  The amount allocated per Member per month (“PMPM”) for the cost of Shared Risk Services established by FHS as set forth in the applicable Addendum.

1.29                        Shared Risk Claims.  Shared Risk Claims shall include all claims for Shared Risk Services including amounts for out of area services as set forth in the applicable Addendum minus those amounts in excess of the Shared Risk Reinsurance threshold which are payable under such program as set forth in the applicable Addendum and minus any amounts received from third parties, including but not limited to, Coordination of Benefits, workers’ compensation and Copayments.

1.30                        Shared Risk Reinsurance.  The program through which the PPG’s risk for Shared Risk Claims shall be limited per assigned HMO Member in a Reconciliation Period

1.31                        Shared Risk Services.  The Covered Services set forth in the attached matrix under the heading “Shared Risk Services”.

1.32                        State.  The State of California.

1.33                        Surcharge.  An additional fee which is charged to a Member for a Covered Service, but which is not approved by the applicable State and federal regulatory authority, and is neither disclosed nor provided for in a Coverage Certificate,

1.34                        Urgently Needed Services.  Covered Services required in order to prevent in serious deterioration of an HMO Member’s health that results from an unforeseen illness or injury it (i) such Member is temporarily absent from the Service Area and (ii) receipt of the health care service cannot be delayed until the Member’s return to the Service Area.

1.35                        Utilization/Care Management Program.  A program that meets FHS’ standards and is approved by FHS and designed to review and manage the utilization of Covered Services, as described more fully in the Operations Manual.

II.                                   REPRESENTATIONS AND DUTIES OF PPG

2.1                               Representations of PPG.

(a)                                  PPG warrants that it has the authority to contract on behalf of its Member Physicians and to bind them to all of the terms and provisions of this Agreement.  PPG will notify Member Physicians of their rights and duties under this Agreement, and of all amendments and modifications thereto.

(b)                                 PPG shall provide FHS, upon request, with its written applicable policies and procedures and its bylaws and articles of incorporation and any modifications thereto.

(c)                                  PPG represents that the terms of this Agreement do not conflict with the terms of its agreements with Participating Providers, PPG further represents that the terms of this Agreement shall apply in any situation where there is an inconsistency or conflict with the terms of any agreement between the Participating Provider and PPG or with respect to any matter which is not addressed in any such agreement between the Participating Provider and PPG.  PPG shall be responsible to FHS for any such inconsistency or conflict in terms.  This provision shall supersede any similar provision in any agreement between PPG and a Participating Provider.

2.2                               PPG Network.  PPG shall provide FHS with a list of the names, practice locations, federal tax identification numbers, professional practice name, the business hours and any additional information as required in the Operations Manual for all Member Physicians and Participating Providers that contract with PPG in a format acceptable to FHS.  If more than one such provider uses the same federal tax identification number.  PPG shall include the professional practice name registered with such number.  FHS shall notify PPG of all such Member Physicians and Participating Providers approved by FHS.  PPG shall provide FHS with at least a monthly list of additions, deletions and address changes to such list and a complete listing annually.

PPG shall take all reasonable and prudent steps to ensure that all Participating Providers provide adequate personnel and facilities in order to perform the duties and responsibilities associated with the proper administration of this Agreement, including but not limited to, ensuring that all facilities utilized by Participating Providers shall satisfy the standards for licensure and certification, if applicable, by the appropriate governmental licensing agency as well as applicable State and federal law.  The Participating Provider assumes the responsibility for supervision of all personnel associated with the Participating Provider.

2.3                               PPG Contracts.  PPG shall not contract for the performance of services under this Agreement without the consent of FHS.  Upon entering into any arrangements with a Participating Provider as may be necessary to fulfill PPG’s obligations to provide or arrange for the provision of Contracted Services and Covered Services under this Agreement.  PPG shall obtain written contracts with such providers which include the following requirements:

(a)                                  Secure adherence by Participating Providers to all the obligations of this Agreement which affect Participating Providers, including but not limited to;

(1)                                  Accepting Members upon referral from Member Physicians.

(2)                                  Collecting any Copayments due from Member and accepting payment from PPG as payment in full for Contracted Services rendered to Members referred to them, except for authorized Copayments, and agree not to bill FHS or Members and shall hold them harmless for such services regardless of whether or not payment is received from PPG or FHS

(3)                                  Hospitalizing Members in accordance with the applicable Benefit Program and the Operations Manual.

(4)                                  Conforming to the drug dispensing guidelines set forth in the Operations Manual or FHS’ drug formulary.

(5)                                  Maintaining in force adequate professional liability insurance as set forth in this Agreement and in the Operations Manual.

(6)                                  Conforming to all State, federal and other government requirements regarding retention of and access to records, and submission of reports.

(7)                                  Maintaining offices in a condition which conforms to FHS’ standards for safety,

appearance and accessibility of services.

(8)                                  Accepting all HMO Members when selected, assigned or transferred to PPG, provided PPG and its Participating Providers have capacity to provide Contracted Services under this Agreement and PPG and Member Physicians continue to accept new patients from any other health care service plan.

(9)                                  Conforming to FHS’ processing of retroactive eligibility changes as set forth in this Agreement.

(10)                            Conforming with FHS’ guidelines for rapid medical records review, response and resolution of Member complaints.

(b)                                 No agreement between PPG and a Participating Provider shall contain any incentive plan that includes a specific payment made, in any type or form, as an inducement to deny, reduce, or limit Covered Services to a Member.  PPG shall comply and shall cause its Participating Providers to comply with State and federal law regarding physician incentives and stop loss insurance requirements, where applicable.  PPG shall furnish FHS with all PPG’s contracting templates for FHS’ review and approval upon request and at such time templates are changed.  Every PPG contract shall provide that it is terminable with respect to Members by PPG upon FHS’ request.  PPG shall furnish FHS with copies of any amendments to a contract with a Participating Provider within ten (10) days of execution.  In addition, any agreement or amendment between PPG and a Member Physician shall not restrict the rights and obligations of Member Physician to communicate freely with Members regarding their medical condition and treatment alternatives.  In the event PPG enters into a contract with a Participating Provider.  PPG will provide FHS with documentation thereof as, set forth in the Operations Manual.

(c)                                  PPG shall assure through written communication that all Member Physicians are award of the appeals process regarding any decision, policy, or practice of FHS or PPG which Member Physician believes is not consistent with the provision of quality medical care to Members.

(d)                                 As requested or required by FHS.  PPG shall maintain and make available to FHS, the California Department of Health Services (“DHS”), the California Department of Corporations (“DOC”), the U.S. Department of Justice (“DOJ’’), the U.S. Department of Defense (“DOD”), the U.S. Department of Health and Human Services (“DHHS”) and any other regulatory agency having jurisdiction over FHS, copies of PPG’s policies and procedures and all Participating Provider subcontracts and any amendments thereto.

2.4                               Member Physician Selection.  PPG shall be responsible for the selection of Member Physicians, or other providers who provide Covered Services to Members.  Selection of Member Physicians shall be made by PPG with reference to reasonable requirements and PPG procedures.  PPG shall assist each HMO Member in selecting a PCP when necessary

PPG agrees to select Member Physician(s) to function in a liaison capacity with FHS and serve, if requested, on Quality Committees or any specified committee established by FHS.

In the event PPG adds new or satellite facilities, except by acquisition or merger, or a new Member Physician(s), PPG shall notify FHS in writing as soon as possible but at least ninety (90) days before such addition is effective with FHS.  PPG acknowledges and agrees that FHS shall have the right to determine whether the new or satellite facilities or the new Member Physician(s) are acceptable to FHS.  PPG agrees that no new satellite facility shall be added, or new Member Physician shall be allowed to render Covered Services under this Agreement, until FHS has approved such facility or Member Physician.  PPG understands and agrees that FHS shall be free to deny participation under this Agreement to any new or satellite facilities without any obligation to:

(a)                                  state a cause or provide an explanation for denying such addition, or

(b)                                 provide the PPG with any right to appeal or any other due process.  PPG agrees that FHS’ decision regarding the foregoing shall be final and binding.

PPG further understands and agrees that FHS may deny participation under this Agreement to any new Member Physician(s). FHS shall afford Member Physician such rights to appeal and due process, if any, as required by State and federal law.  In the event PPG acquires or merges with another participating physician group, PPG shall offer and FHS has the right to accept any rates which are the most favorable to FHS.  Such rates shall be retroactive to the date of any merger or acquisition.

2.5                               Member Physician Termination.  Whenever possible, PPG shall notify FHS in writing at least ninety (90) days prior to any action by PPG to terminate a Member Physician’s agreement with PPG, or if Member Physician decides to close his or her medical practice or refuse to accept any additional Members.  When ninety (90) days prior written notice is not possible, PPG shall provide as much advance notice as possible.  PPG shall immediately notify FHS whenever a Member Physician fails to renew his or her agreement with PPG, whenever PPG has reason to believe a Member Physician will fail to renew his or her agreement with PPG, and whenever PPG knows of an occurrence giving rise to an immediate termination of a Member Physician by PPG.  In the event of a Member Physician termination, PPG shall ensure that there is sufficient capacity in the network to meet the access standards as set forth in the Operations Manual.

FHS may request and PPG shall terminate any Member Physician from participation under this Agreement, at any time, upon at least thirty (30) days prior written notice from FHS to PPG; provided, however, that no such termination shall be because a Member Physician is advocating on behalf of a Member for health care services.  Notwithstanding the foregoing, if a Member Physician is found guilty of a criminal offense, is barred or sanctioned from participation under the Medicare program, or if FHS makes a determination, at its sole discretion, that treatment by a Member Physician may jeopardize the health and safety of any Member, PPG, upon FHS’ request, shall immediately terminate such Member Physician from participation under this Agreement.

2.6                               Eligibility.  Except in an Emergency, PPG shall verify the eligibility of Members before providing Contracted Services.  FHS shall make a good faith effort to confirm the eligibility of any Member.  When PPG has not made reasonable efforts to verify eligibility.  PPG shall not hold FHS financially responsible for Covered Services rendered to any person who was not eligible for HIS benefits as determined by FHS.

2.7                               Performance Standards.  PPG shall comply with the performance standards and indicators set forth in the Operations Manual.  These standards and indicators shall be monitored by PPG on an ongoing basis using mutually agreeable measurements, and shall be reported to FHS on a regular basis as set forth in the Operations Manual.  FHS shall have the right, upon advance written notice, to audit PPG’s reported performance.

2.8                               Provision of Services.  PPG agrees to render, and to ensure that Participating Providers render, Covered Services to Members in accordance with:

(a)                                  The terms and conditions of this Agreement, and all laws, rules and regulations applicable to PPG, FHS, and Payors;

(b)                                 The Utilization/Care Management Program, the Quality Improvement Program, the applicable Benefit Programs, the Member’s Coverage Certificate and the Operations Manual;

(c)                                  The performance standards and indicators that are established by FHS including, but not limited to, waiting periods for appointments, waiting periods in a Member Physician’s office and processing of prior authorizations;

(d)                                 The drug dispensing guidelines set forth in FHS’ drug formulary and the Operations Manual;

(e)                                  The termination procedures outlined in the Operations Manual when requesting termination of a Member.  PPG shall not request, demand, or require or otherwise seek, directly or indirectly, the removal of any Member based on that Member’s need for, or utilization of, Covered Services;

(f)                                    The Member selection or assignment provisions of this Agreement.  PPG agrees to accept any and all Members who select or are assigned to PPG.  PPG and Member Physicians shall maintain a professional relationship with each Member to whom PPG or Member Physician renders Contracted Services, and shall be solely responsible to such Member for such services; and

(g)                                 The eligibility verification and notification procedures as set forth in the Operations Manual.

2.9                               Offices and Hours.  Member Physician shall maintain offices, equipment, and personnel as may be necessary to provide Contracted Services under this Agreement, in accordance with State law and as reasonably requested by FHS.  Member Physician shall provide Contracted Services under this Agreement during normal business hours, and shall be available to Members by telephone twenty-four (24) hours a day, seven (7) days a week on an Emergency basis and for consultation.

2.10                        Coverage.  In the event of a Member Physician’s illness, vacation or other absence from his or her practice, PPG shall arrange for coverage and shall ensure that such coverage shall be by a Participating Provider.

2.11                        Non-Discrimination.  PPG and Member Physicians shall not discriminate against any Member in the provision of Covered Services hereunder, on any basis including age, sex, marital status, sexual orientation, race, color, religion, ancestry, national origin, disability, handicap, health status, source of payment, utilization of medical or mental health services or supplies, or other unlawful basis including without limitation, the filing by such Member of any complaint, grievance, appeal, or legal action against PPG.  PPG and Member Physicians shall provide Covered Services in the same manner, and with the same availability, as services are rendered to its other patients.

During the term of this Agreement, PPG and its subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religious creed, color, national origin, ancestry, physical disability, mental disability, medical condition, marital status, age (over 40) or sex.  PPG and its subcontractors also shall ensure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination.  PPG and its subcontractors shall comply with the provisions of the Fair Employment & Housing Act (California Government Code, Section 12990 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations.  Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment & Housing Commission implementing Government Code, Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this Agreement by reference and made a part hereof as if set forth in full.  PPG and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreements.

2.12                        Utilization/Care Management Program.  PPG and Member Physicians agree to participate in and cooperate fully with the provisions and all decisions rendered in connection with FHS’ Utilization/Care Management Program.  PPG and Member Physician agrees to render Covered Services at the most appropriate level of service (including levels of acute care such as intensive care unit services or regular acute medical and surgical services as determined by the clinical status of the Member) which can safely be provided to the Member.  For hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical setting.  PPG and Member Physicians also agree to provide such records and other information as may be required or requested under such Utilization/Care Management Program as set forth in the Operations Manual.  FHS may, at its sole discretion, delegate certain Utilization/Care Management Program activities.  If so determined qualified and delegated by FHS, the obligations of PPG for delegation shall be as set forth herein.

2.13                        Prior Authorization and Referrals.  PPG and Member Physicians agree to comply with prior authorization and referral processes as required by the particular Benefit Program or Utilization/Care Management Program as set forth in the Operations Manual.  In the event PPG agrees to participate in a program offered by another health plan, preferred provider organization, managed care organization, or insurer which includes an expedited process for referrals or authorizations, PPG agrees to participate in and offer the same access for FHS Members for any such program offered by FHS.

Prior authorizations or referrals may be issued by FHS, PPG, a Participating Provider, or Member Physician in accordance with the applicable Benefit Program.  For non-emergent services, PPG or Participating Provider agrees to obtain prior authorization or a referral before providing or ordering Covered Services if required by the applicable Benefit Program.  In an Emergency, PPG agrees to attempt to obtain prior authorization or a referral, by telephone if necessary, before providing or ordering Covered Services.  If prior authorization or a referral cannot be obtained in an Emergency, PPG agrees to notify FHS and the appropriate Participating Provider, as soon as possible, but no later than twenty-four (24) hours after admission.  In the event PPG fails to obtain an authorization or a referral, PPG agrees not to seek payment from FHS or a Payor for Contracted Services rendered to a Member unless prior authorization or a referral was obtained.  FHS shall retain the right to authorize Emergency services in accordance with the Operations Manual.

2.14                        Notification of Institutional Services.  PPG shall notify FHS prior to or at the time of each admission of a Member to a hospital or skilled nursing facility whose admission is the financial responsibility of FHS.  In the event of an Emergency admission, PPG shall notify FHS regarding such Member within twenty-four (24) hours or the next business day if the admission is on a weekend or holiday.

2.15                        Participating Providers.  Except in an Emergency or as otherwise required by law, PPG shall refer Members only to Participating Providers for Covered Services unless such services are not reasonably available from Participating Provider.  In the event PPG or a Member Physician refers a Member to a non-Participating Provider, PPG agrees to be responsible for payment of claims incurred for the Covered Services rendered by such non-Participating Provider, and PPG agrees to hold harmless the Member for such claims.

If FHS is obligated to pay for services which FHS determines are the financial responsibility of PPG or which it would not otherwise be obligated to pay, FHS shall have the right to deduct the cost of such services from any amounts due to PPG.  FHS agrees not to deduct any amount as set forth in this Section without first giving PPG ten (10) days prior written notice during which time PPG shall have the opportunity to show cause why such amount should not be deducted by FHS.

2.16                        Catastrophic Cases.  PPG shall actively participate with FHS in managing Members with potentially catastrophic medical conditions including, but not limited to.  Acquired Immune Deficiency Syndrome (AIDS) cases, organ transplantation, infants requiring intensive care, and bum cases.  Such participation includes, but is not limited to, prompt notification to FHS of all known or suspected catastrophic cases, obtaining prior authorization from FHS for organ transplantation evaluations and organ transplantations, and utilizing regional centers designated by FHS for the purpose of delivering specialized care.  PPG shall abide by the policies and procedures for catastrophic case management as set forth in the Operations Manual.

2.17                        Quality Improvement Program.  PPG agrees to participate in and cooperate fully with the applicable Quality Improvement Program and to comply with decisions rendered by FHS in connection with a Quality Improvement Program.  The quality of Contracted Services rendered to Members shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program.  PPG also agrees to provide medical and other records within five (5) calendar days of receipt of written notice, and review data and other information as may be required or requested under a Quality Improvement Program, including reporting in accordance with, but not limited to, the current Health Plan Employer Data and Information Set (HEDIS), or its successor.  In the event that PPG’s performance, including but not limited to, its structures, processes or outcomes, is found to be unacceptable under any Quality Improvement Program.  FHS shall give written notice to PPG to correct the specified deficiencies within the time period specified in the notice.  PPG shall correct such deficiencies within that time period.

2.18                        Preventive Care and Health Education.  PPG shall provide quality health promotion and disease prevention programs to Members in a manner which meets specified criteria outlined in the Operations Manual.  Such program shall (a) stress healthy lifestyles to minimize health risk factors and maximize health potential; (b) focus on patient education as a part of the medical treatment plan directed by physicians; (c) utilize an integrated and systematic approach to planning, implementing, and evaluating programs including a physician advisory committee and data collection of program usage and results; and, (d) delegate responsibility for the program to an interested and qualified health care professional who will coordinate the program for the PPG and act as liaison to FHS.

2.19                        Member Grievance and Appeal Procedure.  PPG shall participate in and be bound by the applicable Benefit Program, Member’s Certificate and the applicable Member grievance and appeal procedure, as set forth in the Operations Manual.

2.20                        Credentialing of PPG and/or Participating Providers.  PPG shall submit to FHS the Credentials Application, as set forth in the Operations Manual.  Such application shall be completed on behalf of PPG, and/or on behalf of each Participating Provider rendering Covered Services under this Agreement.  The submitted Credentials Application is construed to be a part of this Agreement.  If so permitted by State law, and required and delegated by FHS, the obligations of PPG in Article V also shall apply.  PPG represents and warrants that each Member Physician meets the credentialing and recredentialing standards adopted by FHS set forth in the Operations Manual and that PPG shall perform credentialing and recredentialing functions in accordance with the Operations Manual.

2.21                        Notice of Adverse Action.  PPG shall notify FHS in writing, within five (5) days of receiving any notice of any complaint, grievance, appeal, or adverse action, including, without limitation, (i) any action against any license, certification under Title XVIII or Title XIX or other applicable statute of the Social Security Act or other State law, or DEA narcotic registration certificate; (ii) any action which results in the filing of a report on a Member Physician under California Business & Professions Code Section 805; (iii) any action by an insurance carrier indicating that such carrier will cancel or not renew the insurance coverage required to be carried by a Member Physician as specified in this Agreement; (iv) any malpractice litigation or settlement involving a Member Physician; and (v) any other event, occurrence or situation which might materially interfere with, modify or alter performance of any of PPG’s duties or obligations under this Agreement.  PPG shall maintain a written record of any Member complaint and provide such record to FHS promptly upon request.

2.22                        Insurance.  PPG shall maintain appropriate insurance programs or policies as follows and in accordance with the Operations Manual:

(a)                                  PPG agrees to maintain professional liability insurance and managed care errors and omissions insurance, or other risk protection program, in the amounts required by law but no less than One Million Dollars ($1,000,000.00) per claim and Three Million Dollars ($3,000,000.00) annual aggregate and, where possible, shall name FHS as an additional insured.  Notification to FHS by PPG of cancellation or material modification of the risk protection program shall be made to FHS at least thirty (30) days prior to any cancellation.  Certificates of Coverage or documents evidencing professional liability insurance or other risk protection required under this subsection shall be provided to FHS upon request.

(b)                                 PPG shall maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including a Combined Single Limit Body Injury and Property Damage Insurance of not less than One Million Dollars ($1,000,000.00) per claim.

(c)                                  PPG’s employees shall be covered by Workers’ Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

2.23                        Conflict of Interest.  PPG shall not, during the term of this Agreement, acquire, or make any commitment to acquire a proprietary interest in any organization which is licensed as a health care service plan or which has submitted an application for such licensure except as to a health care service plan with waivers.  This restriction shall include any affiliated, subsidiary or parent organizations to which PPG may belong in which thirty percent (30%) or more is under common ownership.  “Proprietary Interest”, as used herein, shall not be deemed to include:

(a)                                  participation as a provider of services for any other health care service plan or system of prepaid health care delivery; or

(b)                                 ownership of shares having a current value of less than two hundred fifty thousand dollars ($ 250,000.00) in a corporation whose shares are regularly traded in a public market.

2.24                        Non-Solicitation.  PPG and Member Physicians shall not, either during or after the term of this Agreement, solicit any Member to enroll in any other health care service plan or insurance program for the primary purpose of securing financial gain.  Liquidated damages for such solicitation resulting in disenrollment of Members from FHS shall be fifteen hundred dollars ($1,500) for a commercial Member, twenty- five hundred dollars ($2,500) for a Medicare Member and one thousand dollars ($1,000) for a Medi-Cal Member.  PPG and FHS agree that the amounts stated as liquidated damages are reasonable under the circumstances existing at the time that this Agreement is executed.  FHS shall have the right to review all correspondence or communications to Members prior to dissemination or mailing.

2.25                        Encounter Reporting.  For HMO Members for which PPG receives Capitation under this Agreement.  PPG shall provide FHS encounter data in accordance with the Operations Manual, via magnetic media for all Contracted Services provided to HMO Members during a calendar month within thirty (30) days of the end of the month in which such services are rendered.  PPG shall also promptly provide FHS with all corrections to and revisions of such encounter data.  FHS and PPG shall work in good faith to eliminate hard copy reports and transition to Electronic Data Interface (EDI) exchange of information.

2.26                        Regulatory and Accreditation Surveys.  PPG shall participate in and assist FHS with any review conducted by a regulatory agency or any accreditation survey or study.

2.27                        New or Additional Benefit Plan Designs.  PPG agrees to accept any new or additional benefit plan designs developed by FHS and shall provide Covered Services pursuant hereto.  FHS shall determine appropriate actuarial values, consistent with existing actuarial assumptions, in order to compensate PPG.

III.                               DUTIES OF FHS

3.1                               Enrollment List.  FHS shall periodically but not less than monthly provide PPG with a list of HMO Members assigned to PPG via electronic transmission or magnetic media.  FHS shall maintain a system to allow PPG and Member Physicians to make telephonic or electronic inquiries regarding Member eligibility.

3.2                               Administration.  FHS shall perform, or have performed, all necessary administrative, accounting, enrollment, and other functions appropriate for marketing and administration of the Benefit Programs contained in this Agreement.

3.3                               Member-Physician Relationship.  FHS shall not interfere with the professional relationship between any Member and his or her Member Physician(s). In no event shall FHS interfere with the responsibilities or legal right of Member Physicians or other licensed health care providers to discuss with Members information relevant to such Members’ health care.  Member Physicians shall have the right to act as an advocate for and to communicate freely with Members regarding their health care, including, but not limited to, communications regarding diagnostic and treatment options.

3.4                               Insurance.  FHS shall maintain appropriate insurance programs or policies including a policy of bodily injury and personal injury coverage which includes persons serving on FHS committees as insured by definition.

In the event that a policy or program is terminated or the coverage of committee persons is materially changed, FHS shall so notify PPG

3.5          Timely Assignment of Members.  FHS shall require Members to select a PCP and/or a participating physician group at the time of enrollment when required under a Benefit Program.  FHS may assist Members in such selection by providing information, as determined by FHS, regarding PCPs and physician groups.  Nothing in this Agreement shall be construed to require FHS to assign a minimum or maximum number of Members to PPG or to utilize PPG for any Members in the Service Area.

3.6          Reporting to Regulators.  FHS shall accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of State, federal, and other regulatory agencies having jurisdiction over FHS; provided, however, that PPG agrees to cooperate in providing FHS with any information and assistance reasonably required in connection therewith.

3.7          Premiums.  FHS shall collect all premiums, dues, Member payments, and other items of revenue to which FHS is entitled, except for Copayments and payments for non-Covered Services.

3.8          Out-of-Area Services.  FHS shall manage and coordinate out-of-area services.  PPG shall cooperate fully with FHS and shall provide any information necessary to transfer Members back into the Service Area, including but not limited to, notification to FHS of known or suspected out-of-area services.  PPG shall accept the prompt transfer of Member to the care of PPG and its Participating Providers following the receipt of out-of-area services when medically appropriate.

3.9          Operations Manual.  FHS shall provide PPG with various Operations Manuals which identify the methods of administration of this Agreement, including grievance and appeal procedures.  Utilization/Care Management Programs.  Quality Improvement Programs, encounter reporting procedures, and billing and accounting of Covered Services rendered hereunder.  Updates to the Operations Manual will he made by FHS and, whenever possible, shall be sent to PPG for review thirty (30) days prior to implementation.  Such updates shall not materially affect the compensation rates or financial responsibility of PPG under this Agreement.

3.10          Marketing Activities.  FHS shall make reasonable efforts to market the Benefit Programs.  Nothing in this Agreement shall require FHS to conduct any specific marketing activities on behalf of PPG or to identity PPG in any specific FHS marketing or informational materials,

IV.         COMPENSATION

4.1          Compensation Rates.  PPG and Member Physician shall accept as payment in full for Contracted Services and all other services rendered to Members under this Agreement the amounts payable by FHS or a Payor as set forth in the applicable Addendum to this Agreement. Except when PPG is paid Capitation, PPG may require Member Physicians to bill and accept compensation as payment in full.  PPG shall bill and accept payment for Contracted Services rendered by Member Physicians, and be responsible for administering such funds and compensating Member Physicians therefrom.  When PPG is paid Capitation, FHS reserves the right to create new benefit plans and to establish capitation rates for new benefit plans based on actuarial assumptions that are consistent with existing actuarial assumptions FHS shall adjust the actuarial assumptions which support the rates in the applicable Addenda on a periodic basis, and shall advise PPG of any such adjustments in methodology.  Capitation may also be adjusted in the event benefits are added or deleted from PPG Capitated Services.

4.2          Performance Incentives.  In consideration on of PPG offering an approved wellness program and their participation in the Quality of Care Improvement Program or its successor, as defined in the Operations Manual, FHS shall reimburse PPG pursuant to the program set forth in the Operations Manual.

4.3          Billing and Payment.

(a)           Billing.  PPG shall submit to FHS via FHS electronic claims submission program or by hard copy, clean, complete and accurate claims for Contracted Services in accordance with the Operations Manual and the applicable Benefit Program, unless PPG is paid Capitation for such services PPG shall submit claims within sixty  (60) days of rendering Contracted Services.  Where FHS is the secondary payor under Coordination of Benefits, such sixty (60) day period shall commence immediately after the primary payor has paid or denied the claim.  In the event PPG is capitated and elects to purchase reinsurance from FHS.  PPG shall submit reinsurance claims within sixty (60) calendar days of the end of the annual reinsurance period.

FHS shall not be under any obligation to pay PPG for any claim not timely submitted as set forth above.  PPG shall not seek payment from any Member in the event FHS does not pay PPG for a claim not timely submitted.

(b)           Payment.  Unless a claim is disputed. FHS or a Payor shall pay PPG’s clean, complete, accurate and timely submitted claims for Contracted Services rendered to a Member, in accordance with applicable State and federal law.

(c)           Adjustments and Appeals.  PPG or Member Physicians shall submit requests for adjustments and/or appeals regarding claim payments to FHS within sixty (60) calendar days after the date of the payment of such claim to PPG or Member Physician. In the event PPG or Member Physician fails to appeal a claim within such time period, PPG or Member Physician shall not have the right to appeal such claim.

(d)           Offsetting.  FHS shall have the right to offset any amounts owed to FHS by PPG, including but not limited to, amounts owed by PPG under loans guaranteed by FHS, errors, or FHS interim payment for Contracted Services, including Capitation payments. Effective July 1, 1998 and notwithstanding any other provision of this Agreement or any other contract to the contrary, only deficits in the shared risk programs which provide financial incentives for the control or management of Shared Risk Services’ expenses or utilization will neither be collected from PPG by FHS nor offset against PPG Capitation; provided however, that FHS shall not be restricted from (i) offsetting such deficits against payments to PPG including, but not limited to, surpluses from other shared risk programs, stop loss payments, bonus or other incentive program payments; (ii) establishing reasonable withholds from Capitation approved by DOC as set forth in the applicable Addendum to offset PPG liability when the cost of Shared Risk Services exceed the Shared Risk Budget (Withhold Fund); or (iii) carrying forward such shared risk program deficits to be applied against future year’s program surpluses and Withhold Fund.  Each PPG numbered site shall be calculated as a separate entity and any payments to or from PPG with multiple sites shall be net amount due/owed from all sites. In no event shall PPG be required to make any cash payment in FHS for any deficit in a shared risk program for institutional services.

(e)           Reciprocity.  PPG shall cooperate and develop arrangements with FHS and Participating providers to assure reciprocity of the rates for Covered Services for Members who are not assigned to PPG. FHS shall, where contractually available, provide reciprocity to FHS rates for Covered Services provided to PPG’s assigned Members. FHS shall adjudicate and pay such referred claims on behalf of PPG (at available reciprocity rates or, if reciprocity rates are unavailable, at rates negotiated in consultation with PPG), shall deduct the costs of such claims from PPG’s monthly Capitation, and shall provide PPG an accounting thereof.

PPG agrees that FHS may allow the compensation rates set forth in this Agreement to be used by other Participating Providers who may from lime to time be responsible for compensating PPG for Covered Services rendered by PPG to a Member.

4.4          Reconciliation of Eligibility.  In the event of a retroactive cancellation or addition of an HMO

Member, FHS shall adjust Capitation accordingly. In the event Contracted Services are provided to an individual who is not a Member, based on an erroneous of delayed enrollment list or confirmation of enrollment of said individual by FHS. FHS shall be financially responsible for all such services provided by PPG prior to the time PPG received notice of that person’s ineligibility. except when the individual is enrolled in another health care service plan or insurance program from whom PPG or Participating Provider has or may receive capitation or other payment for the individual.  In the event FHS is financially responsible, FHS shall pay PPG at the fee-for service rates in Addendum E when PPG supplies FHS with evidence that it has unsuccessfully sought payment through two billing cycles for all or a portion of such charges from the patient, or the person having legal responsibility for the patient or the entity having financial responsibility for such payment. In the event FHS pays PPG pursuant to this Section. PPG shall have no further right and shall not attempt to collect any additional payment from the patient for said services and PPG shall be deemed to have transferred all legal rights of collection and Coordination of Benefits for services to FHS

4.5          Extension of Benefit Members.  When PPG is capitated, PPG’s Capitation for a Member who is or becomes eligible for coverage under the extension of benefits provisions of the Member’s Coverage Certificate shall be equal to the current amount for the plan type under which the Member is or was enrolled. PPG shall provide services to any Member who is totally disabled on the original date of the Member’s FHS coverage.  In the event payment for such Contracted Services is obtained by FHS from a prior carrier as an extension of benefits. FHS shall reimburse PPG to the extent payment is received from the prior carrier.

4.6          Collection from Member.  PPG shall collect all Copayments due from Members, and shall not waive or fail to pursue collection of Copayments from Members, PPG shall not charge a Member any fees or Surcharges for Covered Services rendered pursuant to this Agreement, except for authorized Copayments.  In addition, PPG shall not collect a sales, use or other applicable tax from Members for the sale or delivery of Covered Services.  If FHS receives notice of any additional charge, FHS shall take appropriate action.  PPG may bill a Member for non-Covered Services rendered by PPG to such Member only if the Member is notified in advance that the services to be provided are not covered under the Member’s Benefit Program, and the Member requests in writing that PPG render the non-Covered Services, prior to PPG’s condition of such services.

4.7          Member Held Harmless.  PPG agrees that in no event, including, but not limited to, non-payment by FHS, insolvency of FHS, or breach of this Agreement, shall PPG bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Members, the State, or persons other than FHS for Covered Services provided pursuant to this Agreement.  This provision shall not prohibit collection of Copayments or any amounts due for services which are determined not to be Covered Services in accordance with the terms of the applicable Benefit Program.

PPG further agrees that: (a) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Members; and (b) this provision supersedes any oral or written contrary agreement existing or hereafter entered into between PPG and Members or persons acting on their behalf. Any modification, addition, or deletion of or to the provisions of this clause shall be effective on a date no earlier than fifteen (15) days after the State regulatory agency has received written notice of such proposed change and has approved such change.

4.8          Coordination of Benefits.  PPG agrees to conduct Coordination of Benefits in accordance with the policies and procedures in the Operations Manual, including but not limited to, the prompt notification to FHS of any third party entity who may be responsible for payment and collection of Copayments.  PPG shall not bill Members for any portion of Contracted Services not paid by the primary carrier when FHS is the secondary carrier, but shall seek payment from FHS.  When FHS is secondary under the Coordination of Benefit rates, FHS shall pay PPG only those amounts which, when added to the amount paid to PPG from other sources, equals the amount due to PPG under this Agreement in the absence of other sources of payment.  Any legal right to collection of overpayments from FHS which may occur under this Section shall be deemed to be transferred from PPG to FHS if PPG has been paid in full according to the primary carrier’s contracted rate. PPG shall report on a monthly basis, the nature and extent of all Coordination of Benefits recoveries for services rendered by PPG under this Agreement.  Such recoveries shall be performed in accordance with the applicable Evidence of Coverage and FHS’ policies set forth in the Operations Manual.

4.9          Third Party Recoveries, Worker’s Compensation.  In the event PPG provides services to FHS Members, for injuries resulting from the acts of third parties, or resulting from work related injuries. PPG shall have the right to recover from any settlement, award, or recovery from any responsible third-party the full value of Covered Services rendered pursuant to the applicable provisions of the Coverage Certificate and as set forth in the Operations Manual. PPG shall notify FHS of any third party payor and shall, upon request from FHS, provide FHS with an accounting of all such sums recovered.

4.10        Audit of Claims.  FHS shall have the right to review and audit any claims and to reconcile any amounts accordingly.

4.11        Reinsurance.  For selected Benefit Programs.  FHS shall provide certain stop loss and reinsurance programs designed to protect the PPG from excessive financial risk.  Such programs arc specified in the applicable Addendum. FHS shall charge PPG a premium in consideration for these programs. Notwithstanding any other provision in this Agreement. FHS may adjust the premium and thresholds for such programs by providing sixty (60) days prior written notice to PPG.

PPG may elect not to participate in certain stop loss and reinsurance programs effective the first day of any calendar year provided that PPG provides written notice to FHS at least sixty (60) calendar days prior to the beginning of the calendar year that PPG shall not participate in the stop loss program and specifies the name of the third party insurance carrier and proposed effective date, coverage levels and charges. In such event, PPG shall be required to obtain stop loss coverage in the amounts required by FHS and State and federal law from a third party insurance carrier acceptable to FHS.  If FHS does not object to such coverage in writing within fifteen (15) days of the date of the notice.  PPG shall be required to purchase such coverage as of the effective date specified in the notice.  If such notice is not received when due or if coverage levels are not acceptable.  FHS shall automatically enroll PPG in its programs to afford protection effective on the first day of the calendar year.

PPG shall submit claims under the applicable stop loss and reinsurance programs in accordance with the procedures set forth in the Operations Manual but no later than sixty (60) calendar days following the end of the calendar year. For purposes of calculating stop loss and reinsurance thresholds, the following shall apply: (i) for PPG and Member Physicians, the compensation schedule set forth in Addendum E shall be utilized; (ii) for any other Provider who is subcontracted to PPG, such subcontract rates shall be utilized: (iii) for a Participating Provider who is not subcontracted with PPG but is contracted with FHS, FHS’ contract rate shall be utilized; or (iv) the actual charges paid by PPG when none of the above applies. FHS shall compensate PPG for claims in excess of the stop loss threshold at seventy-five percent (75%) of the fee-for-service rates in Addendum E unless otherwise provided for in an applicable Addendum, less applicable Copayments, coinsurance, deductibles and payments from third parties or Coordination of Benefits.

V.            DELEGATION

5.1          Delegation of Certain Functions.  If qualified, as determined by FHS, PPG shall accept delegation of and perform such utilization management, credentialing and recredentialing, Member grievance and appeal, medical record review, and capitation and claims adjudication functions, as further described in the Operations Manual and in accordance with the performance standards and criteria of FHS as set forth in the Operations Manual. PPG shall ensure the timely payment of Covered Services rendered by referral health professionals and shall perform such claims processing in accordance with applicable Benefit Program and Operations Manual.

5.2          Termination of Delegation.  FHS shall have the right to audit PPG’s performance of utilization management, credentialing and recredentialing, Member grievance and appeal, medical record review, and capitation and claims adjudication functions from time to time.  If FHS determines that deficiencies exist in PPG’s performance,

PPG shall accept consulting assistance from FHS. Failure to cure any identified deficiencies within a reasonable period of time as defined by FHS policies, or if FHS determines PPG does not have the ability to perform delegated functions, or is not effectively performing delegated functions.  FHS may revoke delegation of all or any of these functions in accordance with procedures set forth in the Operations Manual and re-assume the performance of such functions itself. Should it become necessary for FHS to reassume delegated functions, FHS shall charge the following administrative fees: utilization management 5% of PPG Capitation. claims processing 4.5% of PPG Capitation.

VI.           TERM AND TERMINATION

6.1          Term.  The term of this Agreement shall commence on the date set forth on the first page of this Agreement and shall continue for a period of twelve (12) months.  This Agreement shall automatically renew for successive one year periods on the annual renewal date, unless terminated as set forth herein.  The term of this Agreement shall remain the same for all Benefit Programs covered hereunder.

6.2          Without Cause Termination.  Either party may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice to the other party.  In the event FHS provides PPG with such notice, FHS may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

6.3          Immediate Termination.  FHS may terminate this Agreement immediately upon notice to PPG, in the event of: (a) PPG’s violation of any applicable law, rule or regulation; (b) PPG’s failure to maintain the professional liability insurance coverage specified hereunder; (c) PPG’s failure to comply with the terms, conditions or determinations of any Utilization/Care Improvement Program or Quality Improvement Program, or Benefit Program; or, (d) FHS’ determination that the health, safety or welfare of any Member may be in jeopardy if this Agreement is not terminated.

6.4          Termination for Failure to Pay.  In the event FHS fails to make payments to PPG under the terms and conditions of this Agreement within the times set forth herein, PPG may terminate this Agreement, but only if FHS has failed to make such payments following ten  (10) business days prior written notice from PPG.  PPG may not terminate this Agreement after giving such notice unless, PPG has first made itself available to meet with FHS to attempt in good faith to resolve the matter.

6.5          Termination Due to Material Breach Other Than Non-Payment.  Except as set forth in above, in the event that either PPG or FHS fails to cure a material breach of this Agreement within thirty (30) days of receipt of written notice of such breach from the other party, the non-defaulting party may terminate this Agreement.  If the breach is cured within such thirty (30) day period, or if the breach is one which cannot reasonably be corrected within thirty (30) days, and the non-defaulting party determines that the defaulting party is making substantial and diligent progress toward correction during such thirty (30) day period, this Agreement shall remain in full force and effect.

6.6          Termination of an Affiliate.  In the event FHS ceases to own fifty-one percent (51%) or more of the voting stock, or to manage or have a FHS subsidiary manage, an entity, such entity shall cease being a FHS Affiliate hereunder. Effective on the date FHS ceases to own fifty-one percent (51%) or manage, or an FHS subsidiary ceases to manage, the entity, such entity shall no longer be a party to this Agreement and the terms and conditions hereunder shall not apply to such entity.

In the event the terminated Affiliate under this Section 6.6 is a licensed health care service plan, such Affiliate and PPG understand and agree that Sections 6.7, 6.8 and 6.9 of the Agreement shall apply to such Affiliate and the Members of such Affiliate.

6.7          Effect of Termination.  In the event that a Member is receiving Contracted Services at the time this Agreement terminates, PPG shall continue to provide Contracted Services to the Member until the later of: (a) treatment is completed; (b) the Member is discharged from an inpatient facility; (c) the Member is assigned to another Participating Provider; or (d) the anniversary date of the Member’s Coverage Certificate, if requested by FHS. Compensation for such Contracted Services shall be at the rates contained in the applicable Addendum.  Termination of this Agreement shall not affect any right or obligations hereunder which shall have previously accrued, or shall thereafter arise with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

6.8          Termination Withhold from Capitation.  In the event either party gives the other party notice of termination as set forth in this Article, FHS may, at its sole discretion, withhold up to one-third of each of the final three months of Capitation due PPG.  If FHS exercises its option to transition HMO Members prior to the end of the termination notice period, FHS may withhold the entire last month’s Capitation. FHS may use such funds to offset any PPG liability to FHS or for payment of PPG Capitated Services on behalf of PPG. FHS shall pay PPG simple interest on all funds withheld as set forth in this Section at the interest rate per annum which shall be the lower of five percent (5%) or the prime interest rate, e.g. the base rate on corporate loans posted by at least seventy five percent (75%) of the nation’s thirty largest banks, as of the last business day in December of the prior contract year. PPG understands and agrees that a decision by FHS to withhold any Capitation shall not relieve PPG of its obligations to perform under this Agreement. All amounts withheld by FHS and all interest accrued on such amounts as set forth in this Section shall be included in any calculations regarding a final settlement between the parties.

Notwithstanding any other provision of this Agreement, in the event FHS decides to withhold Capitation from PPG as set forth in this Section, FHS may, upon three days prior written notice to PPG, administer or oversee all or part of PPG Capitated Services on behalf of PPG. PPG agrees to fully cooperate with FHS in the administration of such claims, including providing all necessary information, and to take no action which may jeopardize the payment of such claims.

6.9            Financial Settlement Upon Termination.  Within one hundred eighty (180) calendar days of the effective date of termination of this Agreement, an accounting shall be made by FHS of the monies due and owing either party and payment shall be forthcoming by the appropriate party to settle such balance within thirty (30) calendar days of such accounting.  PPG may request an independent audit of such FHS accounting. Such audit may be performed by a mutually acceptable independent certified public accountant and shall be paid for solely by PPG.  In the event such independent audit results in findings different from FHS’s findings, the parties shall meet and confer to resolve such differences.

VII.         RECORDS, AUDlTS AND REGULATORY REQUIREMENTS

7.1          Medical and Other Records.  PPG shall prepare and maintain all medical and other books and records required by law in accordance with the general standards applicable.  PPG shall maintain such records for at least seven (7) years after the rendering of Contracted Services and records of a minor child shall be kept for at least one (1) year after the minor has reached the age of eighteen (18), but in no event less than seven (7) years.  Additionally, PPG shall maintain such financial, administrative and other records as may be necessary for compliance by FHS with all applicable local, State, and federal laws, rules and regulations.  PPG agrees to submit upon request such reports and financial information as is necessary for FHS to comply with regulatory requirements to monitor the financial viability of PPG.

7.2          Access to Records; Audits.  The records referred to above shall not be removed or transferred from PPG except in accordance with applicable local, State, and federal laws, rules and regulations.  Subject to applicable State and federal confidentiality or privacy laws, FHS or is designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over FHS shall have access to PPG’s records, at PPG’s place of business on request during normal business hours to inspect and review and make copies of such records. Such governmental agencies shall include, but not be limited to, when applicable to the Benefit Program identified on Addendum A, the DHS, the DHHS, the DOC, the DOD and the DOJ.  When requested by FHS.  PPG shall produce copies of any such records at no cost. Additionally, PPG agrees to permit FHS, and its designated representatives, accreditation organizations, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over FHS or any Payor, to conduct site evaluations and inspections of PPG’s offices and service locations.

7.3          Continuing Obligation.  The obligations of PPG under this Article shall not be terminated upon termination of this Agreement, whether by rescission or otherwise. After termination of this Agreement. FHS and Payors shall continue to have access to the other party’s records as necessary to fulfill the requirements of this Agreement and to comply with all applicable laws, rules and regulations.

VIII.      GENERAL PROVISIONS

8.1          Amendments.  Except as provided herein, FHS and PPG may only amend this Agreement by written mutual consent. Amendments required because of legislative, regulatory or legal requirements do not require the consent of PPG or FHS and will be effective immediately on the effective date thereof. Any amendment to this Agreement requiring prior approval of or notice to any federal or State regulatory agency shall not become effective until all necessary approvals have been granted or all required notice periods have expired.

8.2          Separate Obligations.  The rights and obligations of under this Agreement shall apply to each Affiliate listed on Addendum A to this Agreement only with respect to the Benefit Program of such Affiliate.  No such Affiliate shall be responsible for the obligations of any other Affiliate under this Agreement with respect to the other Affiliate’s Benefit Programs. The person executing this Agreement has been duly authorized by each Affiliate to execute this Agreement on such Affiliates behalf. In no event shall FHS or any FHS Affiliate be responsible for any payment which is the financial responsibility of a Payor and PPG shall seek compensation for such services only from Payor.

8.3          Assignment.  Neither party shall assign its rights nor delegate its duties and obligations hereunder without the prior written consent of the other party; provided, however FHS shall have the right to automatically assign this Agreement to any entity which controls, is controlled by. or is under common control with FHS.  PPG agrees to provide prior written notice to FHS of its intent to either sell, transfer or convey its business assets to another entity or enter into a management contract with a physician practice management entity which does not manage PPG as of the effective date of this Agreement.

In the event PPG (I) files a petition in bankruptcy, makes a general assignment for the benefit of creditors or has a petition in bankruptcy filed against it. a receiver or trustee appointed over its assets, or an attachment, seizure, lien or levy made against a substantial portion of its assets; or (2) becomes otherwise incapable, as determined by FHS of performing basic functions associated with operating a medical group or performing its duties and responsibilities under this Agreement, including but not limited to claims payment, medical management, and quality assurance then, PPG agrees to make full assignment (not including any delegation of prior obligations) of its provider contracts to FHS. Nothing in this paragraph shall be construed to mean that PPG cannot or shall not contract or re-contract with the same physicians, medical groups and ancillary providers for other lines of business and/or for the same lines of business with other health plans-which rights are hereby expressly retained by PPG.

8.4          Confidentiality.  FHS and PPG agree to hold all confidential or proprietary information or trade secrets of each other in trust and confidence and agree that such information shall be used only for the purposes contemplated herein, and not for any other purpose. Specifically, PPG acknowledges that the names, addresses and other identifying information concerning Members and employers and other groups contracting with FHS constitute confidential information which derives independent economic value from not being generally known or readily accessible to others who can obtain economic value from its disclosure or use. FHS acknowledges that the names, contracts, addresses, and other information concerning Member Physicians, employees and other providers and other groups contracting with PPG constitute proprietary information of PPG.  FHS shall use such information only as necessary and appropriate for the performance of its obligations under this Agreement.  In the event FHS could obtain such information from a source other than PPG, such information shall not be proprietary to PPG.  Neither PPG, a

Member Physician, nor FHS shall disclose the terms of this Agreement except as may be required by law; provided, however, nothing herein shall prohibit PPG or a Member Physician from disclosing to a Member any information the PPG or Member Physician determines is relevant to the Member’s care including the basic method of reimbursement and whether financial bonuses or incentives are used.

8.5          Provider Dispute Resolution Procedure.  FHS has established a Provider Dispute Resolution Procedure under which PPG may submit disputes to FHS.  The Provider Dispute Resolution Procedure which contains the procedures for processing and resolving such disputes including the location and telephone number where information regarding disputes may be submitted, is set forth in the Operations Manual. Any provider dispute which is not resolved informally through the Provider Dispute Resolution Procedure may be submitted for arbitration as provided in Section 8.6 below.

8.6          Binding Arbitration.  PPG and FHS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement. Such good faith meet and confer shall be a condition precedent to the filing of any arbitration demand by either party.  In addition, should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques such as mediation or fact-finding, a joint request for such services may be made to the American Arbitration Association (“AAA”). Judicial Arbitration and Mediation Services (“JAMS”), or the parties may initiate such other procedures as they may mutually agree upon at such time.  Notwithstanding the foregoing, nothing contained herein is intended to require arbitration of disputes for medical malpractice between a Member and the PPG.

The parties further agree that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, whether involving a claim in tort, contract, or otherwise, shall be settled by final and binding arbitration, upon the motion of either party, to arbitration under the appropriate rules of the AAA or JAMS, as agreed by the parties. The arbitration shall be conducted in Sacramento, Los Angeles, or San Francisco, California by a single, neutral arbitrator who is licensed to practice law. The written demand shall contain a detailed statement of the matter and facts and include copies of all related documents supporting the demand. Arbitration must be initiated within six (6) months after the alleged controversy or claim occurred by submitting a written demand to the other party. The failure to initiate arbitration within that period shall mean the complaining party shall be barred forever from initiating such proceedings.

All such arbitration proceedings shall be administered by the AAA or JAMS, as agreed by the parties, however, the arbitrator shall be bound by applicable state and federal law, and shall issue a written opinion setting forth findings of fact and conclusions of law. The parties agree that the decision of the arbitrator shall be final and binding as to each of them. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.  The arbitrator shall have no authority to make material errors of law or to award punitive damages or to add to, modify, or refuse to enforce any agreements between the parties. The arbitrator shall make findings of fact and conclusions of law and shall have no authority to make any award which could not have been made by a court of law. The party against whom the award is rendered shall pay any monetary award and/or comply with any other order of the arbitrator within sixty (60) days of the entry of judgment on the award, or take an appeal pursuant to the provisions of the California Civil Code. The parties waive their right to a jury or court trial.

In all cases submitted to arbitration, the parties agree to share equally the administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fees shall be advanced by the initiating party subject to final apportionment by the arbitrator in this award.

8.7          Indemnification of Parties.

(a)           PPG agrees to indemnify, defend, and hold harmless FHS, its agents, officers, and employees from and against any and all liability expense including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from PPG’s performance or failure to perform its obligations hereunder.

(b)           FHS agrees to indemnify, defend, an hold harmless PPG, its agents, officers, and employees, from and against any and all liability expense including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from FHS performance or failure to perform its obligations hereunder.

8.8          Status as Independent Entities.  None of the provisions of this Agreement is intended to create or shall be deemed or construed to create any relationship between PPG and FHS other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement.  Neither PPG nor FHS, nor any of their respective agents, employees, or representatives shall be construed to be the agent, employee or representative of the other.

8.9          Cooperation of Parties.  The parties shall cooperate in administering and determining Member benefits under the applicable Coverage Certificate in accordance with the Operations Manual and as agreed to by the parties.  PPG understands and agrees that PPG is not authorized to make nor shall it make any variances, alterations, or exceptions to the provisions, terms, and conditions of a Member’s Coverage Certificate.  FHS shall have the final decision-making authority between the parties for payment of claims for Covered Services rendered to Members, determination of Covered Services, including Medically Necessary Services, determination of eligibility and determination of Members’ benefits under the applicable Benefit Program.  Notwithstanding the foregoing, PPG and Member Physicians shall be solely responsible for providing Contracted Services to Members. The parties shall refrain from unduly criticizing each other especially in the presence of third parties and shall attempt to resolve all issues in a cooperative and professional manner.

8.10        Use of Name.  Each party agrees that the other party may not list the name, address, telephone number and other factual information of the other party in its marketing and informational materials without such party’s prior written consent, provided FHS shall be entitled to list PPG’s information in any FHS provider directory.

8.11        Non-Exclusive Contract.  This Agreement is non-exclusive and shall not prohibit PPG or FHS from entering into agreements with other health care providers or purchasers of health care services.

8.12        No Third Party Beneficiary.  Nothing in this Agreement is intended to, nor shall be deemed or construed to create, any rights or remedies in any third party, including a Member. Nothing contained herein shall operate (or be construed to operate) in any manner whatsoever to increase the rights of any such Member or the duties or responsibilities of PPG or FHS with respect to such Members.

8.13        Notice.  Any notice required or desired to be given under this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, or overnight courier, or facsimile, addressed as follows:

FHS
C/O Health Net
21600 Oxnard Street
Woodland Hills, California 91367
Attention: Vice President, Provider Network Management

PPG:	Professional Care Medical Group IPA c/o Medical Pathways 12750 Center Court Drive, Suite 300 Cerritos, CA 90703

The addresses to which notices are to be sent may be changed by written notice given in accordance with this Section.

8.14        Severability.  If any provision of this Agreement is rendered invalid or unenforceable by any local, State, or federal law, rule or regulation, or declared null and void by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

8.15        Addenda.  Each Addendum to this Agreement is made a part of this Agreement as though set forth fully herein. Any provision of an Addendum that is in conflict with any provision of this Agreement shall take precedence, and supersede the conflicting provision of this Agreement.

8.16        Regulatory Approval.  If FHS has not been licensed to provide, or provides services in connection with, a particular Benefit Program in a particular State, or has not received all required regulatory approvals for use of this Agreement with respect to the Benefit Program in the State prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent with respect to such Benefit Program in the State.  In such event, this Agreement shall become effective with respect to any such Benefit Program in the State on the date that the required licensure and regulatory approvals are obtained. If FHS is unable to obtain such licensure or regulatory approvals after due diligence, FHS shall notify PPG and both parties shall be released from any liability under this Agreement with respect to the Benefit Program in question in the applicable State; provided however, that if such licensure or regulatory approval is conditioned upon amendment of this Agreement, then this Agreement shall be amended automatically pursuant to this Article.

8.17        Headings.  The headings of articles and paragraphs contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.18        Entire Agreement.  Except as expressly provided in the applicable Addendum, this Agreement including its Addendum supersedes any and all other agreements, either oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement shall be valid or binding.

8.19        Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State, except to the extent such laws conflict with or are preempted by any federal law, in which case such federal law shall govern.  Federal law shall also govern with respect to federal Benefit Programs. In addition, FHS is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and of Subchapter 5.5 of Chapter 3 of Title 10 of the California code of Regulations.  Any provision required to be in this Agreement by either of the above shall bind the parties whether or not provided in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Professional Care Medical Group IPA	Foundation Health Systems Affiliates

/s/ Edward Rotan	/s/ Christopher Ciano
Signature	Signature

Edward Rotan	Christopher Ciano
Print Name	Print Name

President	Senior Vice President & General Manager South
Title	Title

5-19-99	06-02-99
Date	Date

95-4378353
Federal Tax Identification Number

ADDENDUM A

BENEFIT PROGRAMS AND AFFILIATES

I.              BENEFIT PROGRAMS

Benefit Program participation included under this Agreement is as follows:

BENEFIT PROGRAM	ADDENDUM	PPG PARTICIPATION Yes/No
Standard HMO	B	Yes
Flex Funded HMO	B	Yes
Small Group HMO	B	Yes
Individual HMO	B	No
AIM	B	Yes
Medicare Supplement	B	Yes
Commercial POS	B	Yes
Medicare HMO	C	Yes
Medicare POS	C	Yes
PPO/EPO/POS (out-of-network)	D	Yes
Medi Cal	F	Yes
CHAMPUS	G	No
Occupational Medicine	H	No

II.            AFFILIATES

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to, the following: Health Net: Foundation Health, a California Health Plan; Health Net Life Insurance Company; Qualmed Life and Health Insurance Company; Foundation Health National Life Insurance Company; Business Insurance Group, Inc.: Business Insurance Company: California Compensation Insurance Company: Combined Benefits Insurance Company; Commercial Compensation Insurance Company: Foundation Health Federal Services Inc.; Foundation Health Medical Resource Management; Preferred Health Network Inc.; and Foundation Health Systems Life and Health Insurance Company. The Affiliates are defined in Section 1.1 of this Agreement.

Notwithstanding the foregoing, PPG agrees that any other Affiliate of FHS not listed above may access the rates set forth in this Agreement and Addenda. This would include Members of non-California based affiliates who may be treated by PPG.

III.           MAIN/SATELLITE OFFICES

PPG # Main and Satellite Offices	Addresses

ADDENDUM B

COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS

A.            GENERAL REIMBURSEMENT PROVISIONS.

1.             PPG understands and agrees that the obligations of FHS set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of FHS or any other Affiliate of FHS. PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO and Commercial POS Members listed on the applicable Capitation remittance summaries. Pursuant to Section 8.18, Entire Agreement, PPG understands and agrees that the compensation and provisions under the agreement between PPG and the entity formerly known as foundation Health, a California Health Plan, are applicable to those Commercial HMO and Commercial POS Members listed on the Foundation Health capitation remittance summary, and that the Foundation Health agreement shall remain in full force and effect for those Members until such time those Members are no longer enrolled in Foundation Health Benefit Programs.

2.             Benefit Programs.  This Addendum B is applicable to the following Benefit Programs:

•                  Commercial HMO

•                  Standard HMO

•                  Flex Funded HMO

•                  Small Group HMO

•                  AIM

•                  Medicare Supplement

•                  Commercial POS

3.             Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services, HMO shall pay PPG Capitation as set forth in this Addendum B for each Commercial HMO and Commercial POS Member eligible to receive services from PPG during any particular month.  Capitation shall be payable on a per Member per month (PMPM) basis.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Commercial HMO and Commercial POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG. HMO shall adjust subsequent Capitation to offset such error.

4.             Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Commercial HMO and Commercial POS Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, PPG’s subcontract terms, or provider’s billed charges. HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

5.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum B and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall submit claims in accordance with the terms of this Agreement and State and federal law.

B.            STANDARD HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates. PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member. Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan. Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Capitation
*** PMPM

2.             Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care. Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1          Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates. These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B. Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget
*** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability tinder this Shared Risk Program, HMO shall deduct up to  *** of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold fund as described in the Agreement.

Each Reconciliation Period. HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget. HMO shall perform both an interim and final Settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period.  PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3, of the Agreement any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount, and the remaining (***) shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services: 2.97% of Shared Risk Budget.

The cost of in-area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  *** of any amount over *** up to *** and *** of any amount over ***

(c)           Transfer Reinsurance *** PMPM, shall be deducted from the Shared Risk Budget *** of eligible charges shall be charged against the Shared Risk Budget.

4.             AIDS, Transplant and Transfer Reinsurance Programs.  On a network wide basis, reinsurance programs shall be established by HMO to cover the cost of organ transplants for Members, the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”), and to cover the costs for Members who transfer from one participating physician group to another while undergoing acute treatment.

4.1          AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HMO as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HMO under this Program.  PPG shall receive prior authorization from HMO for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HMO with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition.  For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission or the initial treatment.  In the event PPG fails to notify HMO as set forth in this paragraph. AIDS related claims for such Members shall not be eligible for payment under this Program.

4.2          Transplant Reinsurance.  Professional and institutional costs related to organ transplantation shall be the financial responsibility of HMO, as set forth in the Operations Manual.  PPG shall refer Members to HMO’s designated regional transplant centers to qualify for payment of the organ transplant costs under this Program.  In the event PPG refers a transplant case to a facility that is not an HMO-designated regional transplant center, those claims shall not be eligible for payment under this Program.

4.3          Transfer Reinsurance.  Professional and institutional costs incurred by Members undergoing medical treatment who have transferred from another participating physician group to PPG, shall be the shared financial responsibility of HMO and PPG, as set forth in the Operations Manual. The Transfer Reinsurance Program is not applicable to Members who have: I) selected PPG through the open enrollment process; 2) changed a home or work address; or 3) been assigned to PPG due to a physician termination or physician affiliation change. This Program shall be effective when the other participating physician group is located within PPG’s Service Area.

This Program shall cover eligible Members who accumulate more than *** in PPG Capitated Services or *** in Shared Risk Services. Such threshold shall be calculated using the most current Medicare allowable charges for PPG Capitated Services or actual amount paid for Shared Risk Services and shall be accumulated within one hundred eighty (180) days of the Member’s transfer to PPG. On a first dollar basis, this Program shall cover *** of the allowed Program charges. PPG shall be responsible for the remaining *** of PPG Capitated Services.  *** of Shared Risk Claims shall be charged against the Shared Risk Budget. PPG shall submit claims to HMO within ninety (90) calendar days of meeting the threshold

This Program shall cover eligible Member charges until such Member’s next open enrollment date.  Members covered under the AIDS or Transplant Reinsurance Programs shall not qualify for coverage under this Program. In the event a Member qualifies for coverage under both this Program and any another reinsurance program, the other reinsurance program shall be primary. The Transfer Reinsurance Program shall cover charges only up to the beginning of those other reinsurance programs.

Notwithstanding any other provision in this Agreement, HMO reserves the right to discontinue this Program after any calendar year.  In the event HMO continues this Program. HMO shall communicate the reinsurance premiums for any calendar year by December 15th of the prior year,

4.4          AIDS, Transplant, and Transfer Reinsurance Premium.  The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance	$	*** PMPM
•	Transplant Reinsurance	$	*** PMPM
•	Transfer Reinsurance	$	*** PMPM

5.             Insured Service(s).  In the event that a Member new to HMO is assigned to PPG and gives birth within six (6) months of such assignment, HMO shall pay PPG a flat fee of *** for such Member’s delivery. This fee shall be in addition to the Capitation for such Member, provided that the delivery services were rendered by a contracted physician of PPG.

6.             Flex Funded HMO.  Flex Funded HMO Members, (those enrolled in a benefit program which is fully or partially self-funded) shall not be subject to a Dual Risk Program nor to a Shared Risk Program. PPG Capitation, Professional Stop Loss, Reinsurance Programs and Insured Services shall be as set forth above.

C.            SMALL GROUP HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member. Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan. Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Capitation
$	*** PMPM

2.             Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates. These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B. Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget
$	*** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct up to *** of PPG’s Capitation for Small Group Members and place such amount in the Withhold Fund as described in the Agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation. In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation. Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program. The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: 4.58% of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at  *** allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services: 2.97 % of Shared Risk Budget.

The cost of in-area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  *** of any amount over *** up to ***; and *** of any amount over ***.

(c)           Transfer Reinsurance: $0.15 PMPM.  shall be deducted from the Shared Risk Budget.  Ten (10%) of eligible charges shall be charged against the Shared Risk Budget.

4.             AIDS, Transplant, and Transfer Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance	$	***PMPM
•	Transplant Reinsurance	$	***PMPM
•	Transfer Reinsurance	$	***PMPM

5.             Insured Service(s).  In the event that a Member new to HMO is assigned to PPG and gives birth within six (6) months of such assignment, HMO shall pay PPG a flat fee of eight hundred dollars ($800.00) for such Member’s delivery. This fee shall be in addition in the Capitation for such Member, provided that the delivery services were rendered by a contracted physician of the PPG.

D.            INDIVIDUAL HMO.

Not Applicable to this Agreement.

E.             ACCESS FOR INFANTS AND MOTHERS.  The Access for infants and Mothers (“AIM”) Program provides health care coverage to low-income women, pursuant to state law. who are pregnant but without insurance for such pregnancy.  The AIM Program is funded by the State through Proposition 99 Cigarette and Tobacco Tax Revenue.  At such time PPG is certified by the State for participation in the AIM Program, PPG shall provide Covered Services for AIM Members as set forth in the Operations Manual.

1.             Compensation.  HMO shall pay PPG a flat fee of *** for each adult AIM Member to cover the professional services related to the birth of an infant. In addition to this flat fee. HMO shall pay PPG (***) PMPM for each adult AIM Member enrolled in the AIM Program.  HMO shall pay PPG *** PMPM during the first year of life for each infant AIM Member and *** PMPM during the second year of life.

2.             Reinsurance Programs.  PPG’s professional slop loss level shall be *** per AIM Member. The professional stop loss level shall be provided to the PPG for AIM Members at no cost. All other terms and conditions of the Agreement regarding Professional Stop Loss shall apply to AIM Members.

AIM Members shall not he included in the AIDS Reinsurance Program, the Transplant Reinsurance

Program, or the Transfer Reinsurance Program.

3.             Shared Risk Programs.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of AIM Members.

F.             MEDICARE SUPPLEMENT.  The Medicare Supplement Benefit Programs are provided to Members who have primary coverage through Medicare.  Capitation for Members enrolled in such Benefit Programs compensates PPG for Copayments that would be normally a Member’s responsibility under Medicare.

1.             Capitation Rates.  PPG Capitation rates fur Medicare Supplement Members shall be at the following PMPM levels, subject to age, sex and benefit plan (Victors set forth in Addendum B:

Medicare Supplement HMO		Medicare Supplement POS
$	*** PMPM	$	*** PMPM

2.             Reinsurance Programs.  Medicare Supplement Members shall not he included in the Professional Stop Loss Program, the AIDS Reinsurance Program, the Transplant Reinsurance Program, or the Transfer Reinsurance Program.

3.             Shared Risk Program.  HMO shall be solely responsible for all Shared Risk Services and for pharmacy benefit costs of Medicare Supplement Member.

G.            COMMERCIAL POS.

1.             Commercial POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize (i) HMO coverage through PPG, (ii) coverage by self-referring; to any PPO Provider, or (iii) indemnity coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements. Standard HMO Members, Small Group HMO Members, and Flex Funded HMO Members may be eligible for Commercial POS Benefit Programs.

2.             Definitions.

2.1          In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2          Out-of-Network Services.  In accordance with Benefit Program requirements. Covered Services provided as a result of a Member’s self-referral to a PPO or HMO Provider or to a non-Participating Provider. Out-of-Network Services may be provided in area or out of area.

3.             Compensation.  Compensation to PPG for Commercial POS Members shall include: a) PPG professional Capitation for in-Network professional services, b) any surplus resulting from the Professional Out-of-Network Shared Risk Program, and c) any surplus resulting from the Institutional In-Network and Out-of-Network Shared Risk Program.

4.             Professional Capitation Rate. PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a *** withhold (Professional Capitation).  This Withhold shall partially fund the professional Out-of-Network Budget.

5.             Professional Out-of-Network Risk Sharing Program.  The budget for this Program shall be equal to the sum of the following two components: 1) The Professional Out-of-Network Withhold as described in Section 4 above, and 2) an amount equal to  *** of the Commercial POS Professional Capitation prior to withhold.

Each year. HMO shall settle the risk sharing program by calculating the difference between the budget and the actual claims. If a surplus remains. PPG’s share shall he fifty percent subject to Section 4.3 PPG shall not be subject to any downside.

6.             Institutional Shared Risk Program.

6.1          POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS. and Small Group POS Members.  Each Budget shall cover In-Network. Out-of-Network and Out-of-Area Shared Risk Services.  Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by 110% Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk + ***	Small Group HMO Shared Risk + ***
***	$ ***

6.2          POS Shared Risk Administration.  Each Reconciliation Period. HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year. In the event that such claims are less than the Shared Risk Budget for the Interim Period. PPG’s share of the settlement shall be ***, subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

6.3          POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) ***, or (b) an amount not to exceed *** of the annual gross PPG Capitation.

6.4          POS Shared Risk Budget Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

6.5          POS Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program which provides reinsurance for In Network and Out-of-Network services.  The cost to PPG for the POS Shared Risk Reinsurance Program shall he calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** % of POS Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services shall be reimbursed at *** % of cost.

and the remaining *** of the cost shall be charged against the POS Shared Risk Budget.

(b)           In-Network and Out-of-Network POS Shared Risk Services:  *** % of POS Shared Risk Budget.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows:  *** of any amount over *** up to ***; and *** of any amount over ***.

7.             Professional Stop Loss Program.  The Professional Stop Loss Program includes coverage for In-Network Services, an optional program, as well as for Out-of-Network Services, a program in which PPG’s participation is required.

(a)           In-Network Professional Stop Loss.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)           Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be *** per Commercial POS Member during the calendar year. The cost to PPG for the Out-of-Network Professional Stop Loss program shall be ***  PMPM, which, shall be deducted from PPG’s Out-of-Network Risk Sharing Budget.

8.     AIDS and Transplant Reinsurance.  As further defined in Section 8.4 of this Addendum, the AIDS Reinsurance rate shall be *** PMPM. which shall be deducted from PPG’s Capitation and $*** PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget, For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change. The Transplant Reinsurance Program rate shall be $ *** PMPM, which, shall be deducted from PPG’s Capitation and $ *** PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget. The Transplant Reinsurance Program’s deductions for subsequent years shall also fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.

11.          Quality of Care Improvement Program (QCIP).  QCIP, as further described in the Operations Manual, rewards PPG for meeting and exceeding quality standards and Member satisfaction levels. PPG shall be eligible for a lump sum award, if performance is achieved in all categories. The PMPM award set forth below shall be multiplied by PPG’s Member months for Standard HMO, Small Group HMO and Flex Funded HMO Benefit Programs.  The lump sum award shall be payable in September following the calendar year in which the measurements were taken provided that PPG is under contract with HMO for the duration of the calendar year and at the time of the disbursement. HMO reserves the right to alter components and measurements of the QCIP Program annually.

QCIP Award
Up to $*** PMPM

1.             Pharmacy Shared Risk Program.  The Pharmacy Shared Risk Program shall he applicable to the following Members: Standard HMO, Flex Funded HMO, and small Group HMO.

1.             Pharmacy Budget.  Each month HMO shall fund the Pharmacy Budget at *** per eligible

Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B. The Pharmacy Budget shall he adjusted according to the aggregate PEMPM dollar change experienced by those participating physician groups comprising the top third of lowest PEMPM normalized pharmacy costs, based on current calendar year experience. Such adjustment shall occur prior to calculating the final settlement for the Pharmacy Reconciliation, as set forth in this Addendum. Any calculation of the normalized pharmacy costs shall be based upon actual claims.  The top third calculation shall be weighed by eligible Member months.

2.             Pharmacy Reconciliation For Commercial HMO Members.  For each Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget.  PPG’s share of the Pharmacy Budget surplus shall be ***. In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be ***%).

HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The timing of these settlements shall correspond to the interim and final settlements of other risk sharing programs. Subject to Section 4.3 of this Agreement, any Pharmacy Budget deficit shall be offset against any amounts payable by HMO or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.

ADDENDUM B.1

AGE, SEX AND BENEFIT PLAN FACTORS

The age, sex and benefit plan factors shall be developed by HMO based upon actuarial assumptions consistent with existing actuarial assumptions and HMO’s utilization experience. Such factors as updated approximately every three years to reflect changing demographic and utilization patterns, shall be forwarded to PPG and are incorporated into this Agreement by reference.

A.  Age, Sex and Benefit Plan Factors for PPG Capitation and Shared Risk Budgets:

A.1 Age, Sex Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective January 1, 1999

Sex	Age	Prof Factor	Inst Factor
Child	0	2.008	5.228
	1	1.075	0.644
	2 – 4	0.598	0.406
	5 – 9	0.439	0.296
	10 – 14	0.418	0.338
	15 – 19	0.590	0.607
Female	20 – 24	1.195	1.066
	25 – 29	1.653	1.431
	30 – 34	1.509	1.315
	35 – 39	1.378	1.143
	40 – 44	1.322	1.031
	45 – 49	1.386	1.102
	50 – 54	1.551	1.338
	55 – 59	1.794	1.741
	60 – 64	2.090	2.313
	65 +	2.414	2.907
	Medicare Eligible	1.000	1.000
Male	20 – 24	0.398	0.477
	25 – 29	0.477	0.486
	30 – 34	0.546	0.506
	35 – 39	0.626	0.589
	40 – 44	0.734	0.768
	45 – 49	0.890	1.087
	50 – 54	1.139	1.580
	55 – 59	1.516	2.203
	60 – 64	2.009	2.880
	65 +	2.561	3.586
	Medicare Eligible	1.000	1.000

A. 2 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective January 1, 1999

Standard HMO
Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor
1A	0.9803	0.9966	7H	0.9452	0.9319	A7	0.9500	0.9295	EH	0.9585	1.0018	G5	0.9095	0.9671
1B	1.0012	1.0012	7I	0.9988	0.9776	A8	1.0776	1.0076	EI	0.9966	0.9805	G6	1.0231	0.9967
1C	1.0311	1.0012	7I	0.8921	0.9025	A9	1.0257	1.0076	EJ	1.0329	1.0118	G9	1.0047	0.9776
1D	0.9805	1.0064	7K	0.9934	0.9777	B1	0.9198	0.8254	EK	0.9310	1.0050	HA	1.0595	0.9673
1E	1.0186	1.0056	7L	1.0334	0.9903	B2	0.9198	0.8252	EL	1.0481	0.9786	HB	1.0047	0.8655
1F	1.0152	1.0012	7M	0.9934	0.9777	B3	0.9198	0.8254	EM	0.9714	1.0135	HC	1.0639	0.9919
1G	1.0149	1.0004	7N	0.9836	0.9779	B4	0.9198	0.8460	EN	0.9934	0.9778	HD	1.0807	1.0031
1H	1.0152	0.9228	7O	0.8981	0.9774	B5	0.9198	0.8357	EO	0.9727	0.9633	HE	1.0286	1.0105
1I	1.0059	0.9903	7Q	0.9452	0.9776	B6	1.0047	0.8758	EP	0.9486	0.9777	HF	0.9682	0.9875
IJ	1.0295	1.0064	7R	0.9934	0.9777	B7	0.9743	1.0085	EQ	0.9740	1.0035	HG	1.0047	0.9673
1K	1.0138	1.0056	7S	0.8884	0.9396	B8	0.9644	0.9941	ER	1.0858	1.0032	HK	1.0784	1.0076
1L	1.0292	1.0021	7T	0.9452	0.9474	B9	0.9690	1.0076	ES	0.9796	1.0076	HM	1.1360	1.0225
1M	1.0152	0.9854	7U	0.9934	0.9776	BB	1.0047	0.8655	ET	0.9163	0.9774	HN	1.0195	1.0076
1N	1.0295	1.0064	7V	0.9934	0.9399	C1	1.0613	0.9919	EU	0.9617	0.9863	HO	0.9714	1.0076
1O	1.0524	1.0156	7W	0.9452	0.9399	C2	1.0668	1.0032	EV	1.0046	0.9628	HP	1.0049	0.9919
1P	1.0152	1.0012	7X	1.0942	0.9903	C3	1.0066	0.9919	EW	1.0104	1.0108	HR	1.1304	1.0233
1Q	1.0152	0.9228	7Y	1.0334	0.9903	C6	1.0162	1.0076	EX	0.9277	0.8955	HS	1.0817	1.0022
1R	1.0863	1.0064	7Z	0.9452	0.9776	C7	1.0639	1.0022	EY	0.9746	0.9281	HT	1.0743	1.0076
1S	0.9661	0.9820	9A	0.9934	0.9776	C8	0.9463	0.9695	EZ	0.9230	0.8441	HU	1.0443	1.0165
1T	0.9629	0.9820	9B	0.9967	0.9776	C9	0.9243	1.0076	F1	1.0230	0.9893	HV	1.0907	1.0107
IU	0.9208	0.9617	9C	0.9967	0.9776	D1	1.0613	1.0022	F2	1.0084	0.9737	HW	1.0524	0.9681
1V	1.0337	0.9678	9E	0.9908	0.9780	D2	1.0182	1.0041	F3	1.0071	0.9776	HX	0.9500	0.9295
1W	0.9661	1.0012	9F	1.0514	0.9776	D3	0.9327	0.8259	F4	0.9731	1.0074	HY	0.8997	0.8921
1X	1.0187	1.0012	9G	1.0012	0.9776	D4	0.9638	0.8651	F5	1.0087	0.9780	I3	0.9909	1.0106
1Y	1.0710	1.0012	9H	0.9967	0.9805	D5	0.9599	0.9776	F6	1.0195	1.0076	I4	0.9198	0.8442
1Z	1.0119	0.9582	9I	0.9934	0.9777	D6	0.9566	0.9521	F7	1.0804	0.9903	I5	0.9677	1.0044
2A	0.9661	0.9228	9J	0.9084	0.8363	D7	0.9897	1.0074	F8	0.8346	0.8083	I6	1.0338	0.9745
2B	1.0963	1.0053	9M	0.9967	0.9777	D8	1.0189	1.0056	F9	1.0350	1.0037	I7	1.0022	1.0076
2C	1.0963	1.0053	9N	0.9485	0.9398	D9	1.0319	1.0076	FA	1.0203	1.0008	I8	0.9746	0.9916
2D	0.9181	0.9228	9O	0.9560	0.9776	E1	1.0137	0.9737	FB	1.0213	1.0145	I9	0.9851	1.0037
2E	1.0710	1.0012	9P	0.9876	0.9795	E2	0.9836	1.0050	FC	1.0234	1.0039	J3	1.0165	0.9849
2F	1.0091	1.0000	9Q	0.9967	0.9776	E3	1.0064	0.9776	FD	1.0241	1.0023	J4	1.0108	0.9849
6A	1.0514	0.9725	9R	0.9970	0.9849	E4	0.9584	0.9706	FE	0.9727	1.0008	J5	1.0071	0.9778
6G	0.9452	0.9673	9S	0.9967	0.9776	E5	1.0403	1.0037	FF	0.9709	1.0062	J6	0.9714	0.9783
6H	1.0047	0.9776	9T	0.9934	0.9778	E6	0.9656	0.9737	FG	0.9694	0.9858	J7	0.9756	1.0085
6R	0.9485	0.9776	9U	0.9866	0.9811	E7	0.9905	1.0037	FH	0.9708	1.0008	J8	0.9666	0.9839
6S	0.9452	0.9398	9W	0.9460	0.9592	E8	1.0180	0.9985	FI	0.9727	1.0008	J9	1.1169	1.0283
6T	0.9452	0.9776	9X	0.9014	0.9776	E9	0.9690	0.9801	FJ	0.9260	1.0008	K1	1.0236	1.0076
6V	0.9452	0.9625	9Y	1.0327	0.9334	EA	0.9755	1.0033	FK	0.9727	0.9581	K2	0.9663	0.9801
6W	0.9851	0.9819	A1	1.0628	0.9725	EB	0.9023	0.8278	FL	0.9260	0.9633	K3	1.0255	1.0080
6Z	0.9524	0.8651	A2	1.0595	0.9776	EC	0.9604	1.0076	FM	0.9755	1.0058	K4	1.0817	1.0076
7C	0.9934	0.9776	A3	1.0619	0.9810	ED	1.0061	0.9805	G1	0.9566	0.9673	K6	0.9782	1.0054
7E	0.9987	0.9776	A4	1.0595	0.9776	EE	0.9951	0.9793	G2	1.0047	0.9776	K7	0.9845	0.9966
7F	0.8921	0.9025	A5	1.0628	0.9752	EF	1.0307	1.0063	G3	1.0080	0.9776	K8	0.9749	0.9844
7G	1.0481	0.9776	A6	1.0047	0.9673	EG	1.0307	1.0063	G4	0.9566	0.9776	K9	0.9566	0.9521

Standard HMO
Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor
KF	1.0209	0.9776	O5	0.9584	0.9864	TR	1.0823	0.9888	X1	0.9638	0.8651
KI	0.9727	1.0010	O6	1.0327	1.0149	TT	0.8910	0.8277	X2	0.9533	0.9295
KJ	1.0203	1.0010	O7	1.0317	1.0033	TU	0.9676	1.0000	X3	0.9500	0.9398
KK	0.9727	0.9583	O8	1.0050	0.9733	TV	1.0211	1.0075	X4	0.9821	0.9058
KL	0.9763	0.9864	O9	0.9822	1.0076	TW	0.9707	0.9742	X5	1.0231	1.0074
KM	0.9260	1.0010	P1	1.0121	0.9949	TX	1.0811	1.0156	X6	1.0240	1.0076
KN	1.0961	1.0239	P2	0.9030	0.9396	TY	0.9328	1.0067	X7	0.9095	0.9774
KO	1.0349	1.0079	P3	0.9649	0.9776	TZ	0.9777	1.0084	X8	1.0043	0.9779
KP	0.9039	0.9383	P4	1.0195	1.0186	U1	1.0260	0.9805	X9	0.9095	0.9627
KQ	0.9695	0.9978	P5	0.9095	09731	U2	0.9599	0.9399	Y1	0.9145	0.9280
KR	1.0227	1.0075	P6	1.0823	0.9838	U3	0.9599	0.9673	Y2	0.8997	0.9293
KS	0.8981	0.9317	P7	1.0273	1.0076	U4	1.0778	1.0022	Y3	0.9145	0.9674
KT	1.0099	1.0021	P8	0.9614	0.9828	U5	0.9714	1.0106	Y4	0.9178	0.9674
KU	1.0336	1.0170	P9	1.0165	0.9833	U6	0.9750	1.0074	Y5	0.9714	0.9282
KV	1.0367	1.0101	R1	1.0121	1.0052	U7	0.9731	1.0085	Y6	0.8997	0.9396
KZ	1.0231	1.0092	R2	0.9749	1.0076	U8	1.0263	1.0080	Y7	1.0047	0.9776
L1	0.9825	1.0061	R3	0.9909	1.0076	U9	1.0210	1.0141	Y8	1.0228	1.0076
L2	0.9599	0.9777	R4	0.9003	0.9029	UA	1.0790	0.9776	Y9	0.9985	1.0000
L3	0.9566	0.9777	R5	1.0047	0.9777	UB	0.9459	0.9733	ZA	1.0481	0.9673
L4	0.9128	0.9974	R6	1.0047	0.9399	UD	0.9707	1.0064	ZB	0.9934	0.8655
L5	0.9695	0.9776	R7	0.8997	0.9025	UF	0.9540	0.9805	ZC	1.0481	0.9673
L6	1.0177	0.9776	R8	0.9640	1.0052	UH	1.0262	1.0110	ZG	0.9934	0.9673
L7	1.0424	0.9756	R9	0.9198	0.8412	UI	1.0080	0.8467	ZK	1.0481	0.9776
L8	1.0243	0.9673	S1	1.0973	1.0283	UJ	1.0080	0.7479	ZM	1.0941	0.9903
L9	0.9755	1.0076	S2	1.0259	1.0091	UK	0.9598	0.8467	ZN	0.9934	0.9776
M1	0.9825	1.0061	S3	1.0485	1.0156	UL	0.9598	0.7479	ZO	0.9452	0.9776
M2	1.1361	1.0225	S4	0.9629	0.9295	UN	1.0228	0.7688	ZS	1.0514	0.9776
M3	1.0195	1.0108	S5	0.9198	0.8442	UO	1.0228	0.8722	ZZ	0.9870	0.9780
M4	1.0195	1.0076	S6	1.0658	1.0022	UQ	0.9746	0.8722
M5	1.0124	1.0054	S7	1.0085	1.0000	UR	0.9746	0.7688
M6	0.9749	0.9175	S8	1.0080	0.9777	US	1.0080	0.9122
M7	0.9671	0.8754	S9	1.0080	0.9399	UT	1.0080	0.7838
M8	1.0231	1.0074	T1	1.0759	1.0076	UU	0.9598	0.9122
M9	1.0743	1.0078	T2	1.0776	1.0076	UV	0.9598	0.7838
N1	1.0246	1.0076	T3	1.0187	0.9985	UW	1.0209	0.9400
N2	1.0211	1.0076	T4	1.0156	0.9985	UX	1.0209	0.8070
N3	1.0230	1.0076	T5	1.0212	1.0078	UY	0.9729	0.9400
N4	1.0066	1.0022	T7	0.9229	0.9673	UZ	0.9729	0.8070
N5	1.0082	1.0022	T8	1.0086	0.9833	W1	1.0542	0.9681
N6	1.0099	1.0022	T9	1.0245	1.0079	W2	1.0067	1.0000
N7	1.0228	1.0076	TA	0.9966	0.9894	W3	0.9715	1.0128
N8	1.0294	1.0033	TB	0.9929	0.9778	W4	0.9287	0.9680
N9	1.0207	0.9916	TC	1.0104	0.9780	W5	1.0266	1.0095
O1	0.9747	1.0076	TD	1.0164	1.0000	W6	0.9649	0.9806
O2	0.9714	0.9676	TE	1.1100	1.0239	W7	0.9839	0.9941
O3	0.9749	1.0076	TF	0.9965	0.9805	W8	1.0162	0.9776
O4	1.0195	0.9676	TQ	0.9856	1.0075	W9	0.9112	0.9774

A.3 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective January 1, 1999

Small Group HMO
Plan	Prof Factor	Inst Factor
C4	0.9958	1.0075
C5	0.9016	0.9893
Q1	0.9877	0.9749
Q2	0.9350	0.9367
Q3	0.8834	0.8703
Q4	0.8346	0.8179
Q5	0.9958	1.0103
Q6	0.9016	0.9921
Q7	0.8346	0.8179
Q8	0.9350	0.9747
QT	0.9867	1.0057
QU	0.8977	0.9898
QV	0.9001	0.9297
QW	0.9001	0.9297
QX	0.9476	0.9927
QY	0.9960	1.0086
QZ	0.9960	1.0086
V1	0.9926	0.9833
V2	0.9291	0.9335
V3	0.8135	0.8226
V4	0.7968	0.7147
V5	0.9970	0.9726
V6	0.9607	1.0101
V7	0.8943	0.8767
V8	0.9454	0.9726

Medicare Supplement HMO
Plan	Prof Factor
Medicare Conversion Plan J	1.2018
Medicare COB $0 Copay	1.1169
Medicare COB $5 and up Copay	0.6326

Medicare Supplement POS
Plan	Prof Factor
POS Medicare COB $0 Copay	1.1169
POS Medicare COB $5 and up Copay	0.6326

A.4 Benefit Plan Factors for PPG Standard POS Capitation and Standard POS Shared Risk Budgets

Effective January 1, 1999

Standard POS

Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor	Plan	Prof Factor	Inst Factor
AA	0.9452	0.9300	CL	0.8844	0.7791	FZ	0.9421	0.9429	LS	0.9095	0.9255	PK	0.9566	0.9325
AB	1.0431	0.8885	CM	0.8440	0.7398	GA	0.9485	0.9309	LT	0.8658	0.7138	PL	0.9340	0.8680
AD	0.9452	0.8996	CN	0.8473	0.7398	GB	0.9095	0.9499	LU	0.9095	0.9242	PM	0.9485	0.9276
AG	0.8981	0.9255	CO	0.8326	0.7398	GC	0.9791	0.9478	LV	0.9584	0.9325	PN	0.9452	0.9498
AH	0.9452	0.9325	CP	0.8359	0.7398	GD	0.9300	0.9485	LW	0.9714	0.9325	PO	0.9485	0.9303
AJ	0.8981	0.9242	DA	0.9566	0.9325	GE	0.9242	0.9242	LX	0.9095	0.7851	PP	1.0313	0.9405
AW	0.9452	0.9325	DB	0.9747	0.9489	GF	0.9858	0.9489	LY	0.9599	0.9485	PQ	0.9452	0.8554
BA	0.9480	0.9247	DC	0.9566	0.9489	GG	1.0245	0.9604	LZ	0.8643	0.7138	PR	0.9485	0.9282
BC	0.9747	0.9489	DD	0.9095	0.9475	GH	0.9786	0.9489	NP	0.9777	0.9405	PS	0.9934	0.9014
BD	0.9485	0.9489	DE	0.9714	0.9300	GI	0.9242	0.9292	OA	0.9452	0.9276	PT	0.9340	0.8680
BE	0.9566	0.9489	DF	0.9714	0.8996	GJ	1.0269	0.9511	OB	0.9452	0.9276	PU	0.9933	0.9002
BF	0.8981	0.9475	DG	0.9243	0.9255	GK	0.9567	0.9483	OC	0.9452	0.8420	PV	0.9095	0.8420
BG	0.9095	0.9475	DH	0.9566	0.9325	GL	0.9746	0.9483	OD	0.9128	0.8481	PW	1.0270	0.9511
BH	0.9485	0.9486	DI	0.9566	0.9300	GM	0.9712	0.9065	OE	0.9112	0.8481	PX	0.9714	0.9287
BI	0.9747	0.9489	DJ	0.9095	0.9255	GN	0.9251	0.9405	OF	0.9714	0.9065	PY	0.9599	0.8420
BJ	0.9747	0.9483	DK	0.9095	0.9274	GQ	0.9242	0.9242	OG	0.9492	0.9138	PZ	0.9128	0.8420
BK	1.0228	0.9504	DL	0.9714	0.9293	GR	0.9493	0.9060	OI	0.9942	0.8972	XA	0.9452	0.8725
BL	0.9966	0.9515	DM	0.9095	0.7851	GS	0.9094	0.9489	OK	0.8981	0.8420	XB	0.8298	0.9195
BM	0.9934	0.9289	DN	0.8643	0.7138	GT	1.0228	0.9504	OL	0.9452	0.9500	XC	0.9451	0.9022
BN	0.9095	0.9489	DO	0.9795	0.8941	GU	0.9242	0.9242	OM	0.9452	0.9468	XD	0.9566	0.8328
BO	0.9792	0.9478	DP	0.9777	0.9405	KA	0.9823	0.9425	ON	0.9452	0.9276	XE	0.9422	0.7891
BP	0.9095	0.9499	DQ	0.9892	0.9492	KB	0.9730	0.9247	OO	0.9452	0.9303	XF	0.9452	0.8275
BQ	0.9774	0.9501	DR	0.9485	0.8680	KC	0.9850	0.8643	OP	0.9452	0.9276	XG	1.0793	0.9494
BR	0.9774	0.9501	DS	0.9747	0.9520	KD	0.9789	0.9279	OQ	0.9452	0.9300	XI	1.0793	0.9298
BS	0.9485	0.8420	DT	0.9128	0.9481	KE	0.9832	0.9305	OR	0.9460	0.8256	XJ	0.8981	0.8275
BT	0.9014	0.8420	DU	0.9014	0.9481	LA	0.9714	0.9300	OS	0.9452	0.9533	XK	0.9782	0.8426
BU	0.9747	0.9266	DV	0.9788	0.9577	LB	0.9566	0.9485	OT	1.0098	0.9405	XL	0.9942	0.8972
BV	0.9271	0.9286	DW	0.9747	0.9489	LC	0.9566	0.9300	OU	0.9526	0.9484	XM	0.9451	0.9022
BW	0.9492	0.9138	DX	0.9452	0.9300	LD	0.9714	0.8996	OV	0.9124	0.9286	XN	0.9452	0.9183
BX	0.9452	0.9014	DY	0.9566	0.9300	LE	0.9714	0.9305	OW	0.9452	0.9309	XO	0.8564	0.9195
BY	0.9501	0.8256	DZ	0.9886	0.9372	LF	0.9714	0.9331	OX	0.9452	0.8654	XP	0.9819	0.8661
BZ	0.9590	0.9468	FN	0.9832	0.9247	LG	0.9243	0.9255	OY	0.9452	0.9276	XQ	0.8981	0.7513
CA	0.9950	0.9448	FO	0.9832	0.9496	LH	0.9566	0.9325	OZ	0.9452	0.9313	XR	0.8493	0.9195
CB	0.9983	0.9448	FP	0.9347	0.8485	LI	0.9714	0.9068	PA	0.9452	0.9323	XS	0.9681	0.7837
CC	0.9837	0.9448	FQ	0.9347	0.8471	LJ	0.9243	0.9242	PB	0.9307	0.8654	XT	0.9452	0.9022
CD	0.9870	0.9448	FR	0.9808	0.9247	LK	0.8981	0.8677	PC	0.9452	0.8420	XU	0.9452	0.8934
CE	0.9432	0.8441	FS	0.9621	0.9254	LL	0.9566	0.9300	PD	0.8981	0.8420	XV	0.9452	0.9113
CF	0.9465	0.8441	FT	0.9619	0.9454	LM	0.9452	0.9378	PE	0.9453	0.9465	XW	0.9452	0.9229
CG	0.9318	0.8441	FU	0.9743	0.9499	LN	0.9452	0.9397	PF	0.9960	0.9312	XY	0.9782	0.8502
CH	0.9351	0.8441	FV	0.9813	0.9119	LO	0.8948	0.9176	PG	1.0367	0.9405	XZ	0.9966	0.9289
CI	0.8924	0.7791	FW	0.9667	0.9416	LP	0.9566	0.8996	PH	0.9501	0.8256
CJ	0.8957	0.7791	FX	0.9565	0.9287	LQ	0.9243	0.9291	PI	0.9492	0.9099
CK	0.8811	0.7791	FY	0.9394	0.8970	LR	0.9714	0.9356	PJ	0.9714	0.9473

A.4 Benefit Plan Factors for PPG Small Group POS Capitation and Small Group POS Shared Risk Budgets
Effective January 1, 1999

Small Group POS
Plan	Prof Factor	Inst Factor
QA	0.9877	0.9427
QB	0.9350	0.8421
QC	0.8346	0.7381
QD	0.9442	0.8422
QE	0.9946	0.9427

B.            Age/Sex and Benefit Plan Factors for Pharmacy Budgets:

B.1 Age/Sex Factors for Pharmacy Budgets Effective January 1, 1999

Age	Male	Female
0	0.231	0.231
1	0.366	0.366
2 - 4	0.323	0.323
5 - 9	0.289	0.289
10 - 14	0.276	0.276
15 - 19	0.408	0.408
20 - 24	0.280	0.714
25 - 29	0.382	0.868
30 - 34	0.547	0.919
35 - 39	0.756	1.067
40 - 44	0.974	1.265
45 - 49	1.295	1.654
50 - 54	1.746	2.198
55 - 59	2.133	2.573
60 - 64	2.610	3.000
65+	3.175	3.467

B.2 Benefit Plan Factors for Pharmacy Budgets Effective January 1, 1999

PLAN	FACTOR	PLAN	FACTOR	PLAN	FACTOR	PLAN	FACTOR	PLAN	FACTOR	PLAN	FACTOR	PLAN	FACTOR	PLAN	FACTOR
01	1.3376	1L	0.8989ss	35	1.1102	4R	1.1000	67	1.1637	7L	0.8989	9H	0.7675	18	1.1798
02	1.1000	1M	0.7564	36	1.1102	4S	1.1102	68	1.1000	7M	0.8371	9I	0.7269	19	0.6448
03	0.6448	1N	0.8625	37	1.1102	4T	1.1000	69	0.8989	7N	0.9368	9J	0.7232	OH	1.7578
04	1.1000	1O	0.6845	38	1.2135	4U	0.7398	6A	0.9917	7O	0.8989	9L	1.7495	P3	0.5134
05	0.7255	1P	0.5991	39	0.8791	4V	1.0945	6B	1.1157	7P	0.8948	9M	0.6411	P4	0.6517
06	1.1102	1Q	1.1000	3A	1.3311	4W	1.2135	6C	0.9967	7Q	0.7527	9N	0.7048	P9	1.1157
07	0.6448	1R	0.9368	3B	1.2458	4X	1.1000	6D	1.0945	7R	1.7578	9O	0.6448	Q4	0.7255
08	1.1000	1S	1.0945	3C	1.3376	4Y	0.7269	6E	0.9750	7S	1.7578	9P	0.6411	S1	1.1277
09	1.1000	1T	1.1157	3D	1.2518	51	0.7255	6F	1.0424	7T	1.1102	9Q	0.6411	S2	1.8025
0A	1.7495	1U	0.9119	3E	1.3311	52	0.7292	6G	0.6005	7U	1.1102	9R	0.7527	S3	0.8768
0B	1.6378	1V	1.1000	3F	1.3376	53	0.6448	6H	1.1577	7V	1.1102	9S	0.6411	S4	1.6378
0C	1.7578	1W	1.1102	3G	1.3311	54	0.5166	6I	1.1102	7W	1.1102	9T	0.9409	S5	1.1102
0D	1.6457	1X	0.8989	3I	0.8989	55	0.7292	6J	1.1102	7X	1.1102	9U	1.2135	S6	1.1102
0E	1.7827	1Y	1.2135	3J	0.8989	56	0.6448	6K	0.8989	7Y	1.1102	9W	0.6448	S7	1.7578
0F	0.5134	1Z	1.1000	3K	1.1157	57	0.5166	6L	0.8989	7Z	1.7495	9X	1.1102	S8	0.8768
0G	0.9368	20	0.7292	3L	0.6448	58	0.7255	6M	1.1180	82	1.1000	9Y	1.1000	S9	1.7495
0H	0.7255	23	0.9368	3M	0.8671	59	0.6448	6N	1.1180	8A	1.1102	9Z	1.0424
0I	0.8948	24	1.1157	3N	1.2135	5A	1.0945	6O	1.1102	8B	0.8989	A1	1.7578
0J	1.7578	26	1.1000	3O	1.4704	5B	1.1157	6P	1.0424	8C	0.8948	B1	0.7292
0P	1.1577	2A	1.4635	3P	0.8989	5C	1.1000	6Q	0.9280	8E	0.7869	B2	0.7564
0R	1.1577	2B	1.3699	3Q	1.4912	5D	1.0299	6R	1.1637	8F	0.8404	B3	0.7564
0S	1.0470	2C	1.4704	3R	0.6882	5E	1.0834	6S	0.8805	8G	1.1102	B4	0.7292
0T	0.6771	2D	1.3768	3S	0.5166	5F	1.1577	6T	1.1102	8H	1.0032	B5	0.8989
0U	1.1577	2E	1.4912	3T	0.7292	5G	1.1637	6U	1.1102	8I	0.8989	B6	1.1798
0V	1.1577	2F	0.9409	3U	1.6378	5H	1.1798	6V	1.1102	8J	0.8989	B7	1.1637
0W	0.7232	2G	0.6448	3V	0.7255	5I	1.1180	6W	1.1102	8K	0.8989	B8	0.7255
0X	0.9409	2H	1.1000	3X	0.7398	5J	0.6005	6X	1.1102	8L	1.6115	B9	0.7255
0Y	0.6411	2I	0.6448	3Y	0.9967	5K	1.1821	6Y	1.7578	8M	0.9986	C2	0.6536
0Z	1.0945	2J	0.6882	3Z	0.5590	5L	1.1577	6Z	1.2241	8N	0.9548	C3	0.6536
10	0.7564	2L	1.1761	40	0.7292	5M	1.1000	71	1.1102	8P	1.1000	C5	0.9091
11	0.5166	2M	1.1157	41	0.9119	5N	1.0834	72	1.1102	8R	1.7864	C7	0.7292
12	0.4105	2N	1.1157	42	1.1637	5O	0.7292	73	0.8948	8S	1.0618	C8	0.7292
13	0.4806	2O	0.7412	46	1.1637	5P	1.1577	74	1.1102	8T	0.5590	C9	0.7412
14	0.5590	2P	1.1577	47	1.3588	5Q	0.5973	75	0.9368	8U	1.6346	D1	0.7412
16	1.0821	2Q	1.1102	48	0.9368	5R	0.7292	76	0.8989	8V	1.1637	D2	0.7292
17	0.6411	2R	1.1102	49	1.2310	5S	0.7255	77	0.9368	8X	0.6448	D3	0.7689
18	0.7292	2S	0.8989	4A	1.2080	5T	1.1000	78	0.9409	8Y	0.7255	D4	0.7689
19	1.1000	2T	0.7292	4B	1.1305	5U	1.1157	79	0.8948	8Z	0.7527	D5	0.7689
1A	1.6037	2U	0.8989	4E	1.2015	5V	1.1000	7A	0.8948	91	1.2135	D6	0.7195
1B	1.5013	2V	0.7269	4F	1.2836	5W	1.1157	7B	0.8371	92	1.1577	E2	0.7721
1C	1.6115	2W	0.8989	4G	1.1000	5X	0.7412	7C	0.8989	93	0.7292	E3	0.8989
1D	1.5087	2X	0.6448	4H	1.1000	5Y	0.7412	7D	0.8768	96	0.9368	E5	0.7412
1E	1.1102	2Y	0.7269	4I	1.1102	5Z	1.7495	7E	0.8768	9A	0.7232	E7	1.1157
1F	1.1102	2Z	1.2135	4K	1.0032	61	1.1102	7F	0.9368	9B	0.6771	F1	0.7292
1G	0.7412	30	1.1102	4L	1.0945	62	1.1102	7G	0.9409	9C	0.7269	F3	0.7412
1H	0.7412	31	1.1102	4M	0.9917	63	1.7578	7H	1.1102	9D	0.7232	F4	0.7292
1I	1.1102	32	0.7255	4N	0.9331	64	0.9409	7I	1.1102	9E	0.7048	F7	0.7398
1J	0.7564	33	0.7260	4P	0.9548	65	0.7292	7J	0.9409	9F	0.7527	12	1.0106
1K	1.1102	34	1.1102	4Q	0.9548	66	1.1637	7K	0.9368	9G	0.7564	13	0.6171

ADDENDUM B.2

DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

COMMERCIAL HMO AND POINT OF SERVICE, BENEFIT PROGRAMS

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 1/1/99

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS - Facility Component	***	***	***
AIDS - Professional Component	***	***	***
AIDS – Drugs	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Blood Bank	***	***	***
• Autologous/Homologous	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
COSMETIC SURGERY (Medically Necessary)	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS - Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Epogen, Neupogen	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS -	***	***	***
Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTIBLES, SELF APMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
1VF & GIFT	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
LITHOTRIPSY	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY - Office	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
PATHOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient	***	***	***
Laboratory, X-ray	***	***	***
(within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY - Office	***	***	***
RADIOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to an Outpatient Office Visit: Splints, Casts, Bandages, etc...	***	***	***
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc...	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem. Strips, Lancet, Needles, Syringes	***	***	***
• Glucometer	***	***	***
SURGERY -Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY-Office	***	***	***
SURGERY - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
TRANSPLANTS (Non-experimental)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Organ Procurement	***	***	***
• Covered Inmunosupressives	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Professional	***	***	***
• Facility	***	***	***
URGENT CARE VISITS - In-Area	***	***	***
URGENT CARE VISITS - Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to division of responsibility have been deleted.

ADDENDUM C

MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) AND MEDICARE POINT OF SERVICE (POS) BENEFIT PROGRAMS

PPG understands and agrees that the obligations of FHS set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of FHS or any other Affiliate of FHS.  PPG shall be compensated according to this Addendum C and this Addendum shall be applicable to only those Medicare HMO and Medicare POS Members listed on the applicable Capitation remittance summaries.  Pursuant to Section 8.18. Entire Agreement, PPG understands and agrees that the compensation and provisions under the agreement between PPG and the entity formerly known as Foundation Health, a California Health Plan, are applicable to those Medicare HMO and Medicare POS Member listed on the Foundation Health capitation remittance summary, and that the Foundation Health agreement shall remain in full force and in effect for those Members until such time those Members are no longer enrolled in Foundation Health Benefit Programs.

A.            DEFINITIONS.  For purposes of this Addendum C, the definitions included herein shall have the meaning required by law to applicable Medicare Benefit Programs.

1.             HCFA.  The Health Care Financing Administration which is the agency of the federal government responsible for administration of the Medicare Benefit program.

2.             Medicare Enrollment Area.  The area approved by HCFA and the State regulatory agency as the area in which HMO may market and enroll Medicare HMO and Medicare POS Members.  At any given time during the term of this Agreement, the Medicare Enrollment Area consists of the list of zip codes currently approved by HCFA and/or the State regulatory agency as the Medicare Enrollment Area. (This is not the area for which PsPG shall be responsible for “in-area” services)

3. Monthly Revenue.  The amount equal to the sum of the applicable HCFA payment, the county premium, if any, less specific amounts withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, including but not limited to pharmacy, vision and dental benefits, commissions, or taxes, if any, as set forth in Addendum C, plus POS premium, if any.  The withhold amounts shall be revised annually and Capitation adjustments made accordingly.

B.            MEDICARE HMO BENEFIT PROGRAMS.

1.             HMO Benefit Program.  The Medicare HMO Benefit Program shall apply to Medicare HMO Members; any per Member per month (“PMPM”) or any percent of Monthly Revenue calculation under Addendum C shall be based on Medicare HMO Members

2.             Capitation: PPG Capitated Services.

2.1          Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services as defined herein, HMO shall pay PPG Capitation at *** of Monthly Revenue as set forth below for each Medicare HMO Member eligible to receive such services from PPG during any particular month.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (I5th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend or within two (2) days of HCFA’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid.  In the event of a Capitation error resulting in an over payment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

2.2          Professional Stop Loss Program

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

2.3          Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers of PPG Capitated Services to Medicare HMO Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits.  HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, the PPG’s subcontract terms, or the provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

2.4          Compensation for Employer Group Retirees.  As compensation for supplemental benefits sold to employer group retirees for Medicare HMO Members.  HMO shall pay PPG the applicable PMPM rates as illustrated below.

Supplemental Benefit	PMPM
$5 office visit & specialist consultation copay waived	$	***
$5 vision and hearing exam copay waived	$	***
$20 outpatient mental health copay waived	$	***
$20 outpatient substance abuse copay waived	$	***

HMO shall develop and adjust supplemental benefits PMPM rates on a calendar year basis and forward such rates to PPG on or before December 15th of the prior year.

3.             Shared Risk Program.

3.1          Shared Risk Budget.  As a contingency for any PPG liability under the Shared Risk Program, HMO shall deduct up to *** of PPG’s Capitation and place such amount in the Withhold Fund as described in this Agreement.  Each month, HMO shall fund the Shared Risk Budget for each eligible Medicare HMO Member at *** of Monthly Revenue.

3.2          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus.  PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.

3.3          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit.  PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3. of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.4          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance program.  The cost to the PPG for the Shared Risk Reinsurance program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed services: *** of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed services are reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the Shared Risk Budget

(b)           In-Area Shared Risk services:  *** % of the applicable Medicare HMO Member’s HCFA payment and county premium, if any

The cost of in-area Shared Risk services utilized by a Medicare HMO Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

4.               Pharmacy Budget.  Each mouth.  HMO shall fund the Pharmacy Budget as set forth in this

Addendum C for applicable Medicare HMO Members.

C.           MEDICARE POS BENEFIT PROGRAM.

1.             POS Benefit Program.  Under a POS Benefit Program.  Members may elect, at the time of obtaining each Covered Service, to utilize: (i) HMO coverage through PPG, (ii) coverage by self-referring; to any PPO Provider; or (iii) coverage far self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Medicare HMO Members may be eligible for Medicare POS Benefit Programs.

2.             Definitions.

2.1          In-.Network Services.  PPG Capitated Services and shared Risk Services provided or arranged through PPG.

2.2          Out-of-Network Services.  In accordance with Benefit Program requirements.  Covered Services provided as a result of a Members self referral to a PPO Provider, or to a non-Participating Provider.  Out of Network Services may be provided in area or out of area.

3.               Capitation: PPG Capitated Services.

3.1          Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Medicare POS Members at the percent of Monthly Revenue for Medicare HMO-Members as set forth in this Addendum C. less a fifty percent  (50%) withhold (Professional Out-of-Network Withhold), for each Medicare POS Member eligible to receive such services from PPG during any particular month.

In the event PPG’s enrollment exceeds *** Medicare POS Members, the Professional Out-of-Network Withhold percentage shall he equal to (i) PPG’s prior year’s professional Out-of-Network costs, divided by the total of PPG’s Capitation for Medicare POS Members (prior to the Professional Out-of-Network Withhold) rounded to the nearest multiple of five, ***%). or (ii) *** if there is no prior year experience or if PPG has  *** or less Medicare POS Members.  On or before December 15th of each year, HMO shall notify PPG of PPG’s Out-of-Network experience incurred between July 1 of the previous year and June 30 of the current year and the calculation noted above, and such shall be PPG’s Professional Out-of-Network Withhold percentage for the following year.

Capitation shall be calculated on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month, or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend, or within two (2) days of HCFA’s payment to HMO. whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

3.2          Professional Stop Loss Program.

(a)           In-Network professional Stop Loss.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)           Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be *** per Medicare POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be *** of applicable Medicare POS Member’s HCFA payment and county premium, if any, which shall be deducted from PPG’s Out-of-Network Risk Sharing Fund.

3.3          Professional Out-of-Network Withhold Fund.  The Professional Out-of-Network Withhold Fund shall be equal to the amount withheld from POS Capitation as described above.  Each year, HMO shall calculate the difference between the amount in the Professional Out-of-Network Withhold Fund and the actual claims.  PPG’s share of the difference shall be ***. PPG shall not be subject to any downside.

4.             POS Shared Risk.

4.1          POS Shared Risk Budget.  Each mouth, HMO shall fund the POS Shared Risk Budget for POS Shared Risk Services, at the percent of Monthly Revenue for Medicare HMO Members as set forth in this Addendum C.  HMO shall calculate and pay POS Shared Risk Claims.

4.2          POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be the lesser of fifty percent (50%), or an amount not to exceed twenty percent (20%) of (he annual gross PPG Capitation.

4.3          POS Shared Risk Deficit.  In the event of a POS Shared Risk Budget deficit.  PPG shall not be liable for the deficit.

4.4          Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program.  The cost to the PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of applicable Medicare POS Member’s HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of cost, and the remaining twenty percent (20%.) of the cost shall be charged against the POS Shared Risk Budget.

(b)           In-Network and Out-of-Network POS Shared Risk Services: 0.34% of applicable Medicare POS Member’s HCFA payment and county premium, if any.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows:  *** of any amount over ***.

D.            ADMINISTRATION OF SHARED RISK BUDGET FOR MEDICARE POS.

1.             Shared Risk Administration.  Each Reconciliation Period.  HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claims to the corresponding Shared Risk Budget.

HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.  Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will he included in the next Reconciliation Period calculation.

2.             Pharmacy Reconciliation For Medicare HMO Members.  (This section does not apply to all group members, including POS Members).  For each Re-conciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be  ***.  In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be ***.  HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The tinting of these settlements shall correspond to the interim and final settlement of other shared risk programs.  Subject to Section 4.3 of this Agreement any Pharmacy Budget deficit shall be offset against any amounts payable by HMO or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.  In the event the Withhold Fund eliminates the Pharmacy Budget deficit, any amounts remaining in the Withhold Fund shall be paid to PPG within one hundred twenty (120) calendar days after the end of the Reconciliation Period.

E.            MEDICARE SELECT BENEFIT PROGRAMS

1.               Medicare Select Programs.  Under the Medicare Select Programs PPG shall accept Medicare assignment from Members for Contracted Services covered under the Medicare Program, and shall but and accept payment from Medicare as payment in full for such services, except for applicable Copayments and deductible.  PPG shall but HMO and not Members for such Copayments and deductibles or for Contracted Services rendered that are not covered under Medicare, but which are covered tinder the applicable Medicare Select Program, PPG shall submit claims to HMO in accordance with the terms of the Agreement.

2.               Compensation for Medicare Select Members.  PPG shall be paid the fee-for-service compensation rates as set forth in Addendum E of the Agreement for Contracted Services rendered under the Medicare Select Program.

F.            OTHER SERVICES.

1.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum C and shall he compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall submit claims in accordance with the terms of this Agreement.

ADDENDUM C.1

SUPPLEMENTAL BENEFITS COSTS

For purposes of calculating PPG’s Capitation, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any shall be withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, and commissions and taxes, if any.  Such supplemental benefits may include, but are not limited to, pharmacy, vision, and dental benefits.  On .an annual basis, these withheld amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Percent
Alameda	6.58%
Buite	0.00%
Colusa	0,00%
Contra Costa	7.58%
El Dorado	5.66%
Fresno	6.17%
Glenn	0.00%
Kern	12.26%
Los Angeles	7.42%
Madera	5.93%
Marin	4.66%
Mariposa	6.23%
Napa	0.00%
Orange	8.80%
Placer	7.48%
Plumas	0.00%
Riverside	6.13%
Sacramento	9.06%
San Bernardino	6.17%
San Diego	9.70%
San Francisco	6.09%
San Joaquin	8.56%
San Luis Obispo	0.00%
San Mateo	7.82%
Sonta Barbara	8.58%
Santa Clara	8.11%
Sierra	0.00%
Solano	0.00%
Sonoma	4.83%
Slanislaus	7.26%
Sutter	0.00%
Tulare	0.00%
Ventura	6.24%
Yolo	7.12%
Yuha	0.00%

ADDENDUM C.2

PHARMACY SHARED RISK BUDGETS

For purposes of calculating PPG’s Pharmacy Budget, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, are applicable.  On an annual basis, these amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Percent
Alameda	5.40%
Buite	0.00%
Colusa	0.00%
Contra Costa	6.40%
El Dorado	5.05%
Fresno	5.56%
Glenn	0.00%
Kern	10.86%
Los Angeles	6.32%
Madera	5.32%
Marin	4.17%
Mariposa	5.60%
Napa	0.00%
Orange	7.61%
Placer	6.16%
Plumas	0.00%
Riverside	5.61%
Sacramento	7.84%
San Bernadino	5.67%
San Diego	8.36%
San Francisco	4.88%
San Joaquin	7.19%
San Luis Obispo	0.00%
San Mateo	6.35%
Santa Barbara	7.97%
Santa Clara	6.71%
Sierra	0.00%
Solano	0.00%
Sonoma	4.30%
Stanislaus	5.84%
Sutter	0.00%
Tulare	0.00%
Ventura	5.73%
Yolo	6.50%
Yuba	0.00%

ADDENDUM C.3

DIVISION OF FINANCIAL RESPONSIBILITY

MATRIX OF HMO AND PPG CAPITATED SERVICES

MEDICARE BENEFIT PROGRAM

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 1/1/99

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS - Facility Component	***	***	***
AIDS - Professional Component	***	***	***
AIDS - Drugs	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
In Area (30 Mile Radius)	***	***	***
Out-of-Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
Blood Bank	***	***	***
Autologous/Homologous	***	***	***
Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY (Medically Necessary)	***	***	***
Professional Component	***	***	***
Facility Component	***	***	***
CRITICAL CARE VISITS	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to division of financial responsibility have been deleted.

MATRIX EFFECTIVE 1/1/99

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS - Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Epogen, Neupogen	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS - Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTIBLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
Professional Component	***	***	***
Facility Component	***	***	***
LITHOTRIPSY	***	***	***
Professional Component	***	***	***
Facility Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY - Office	***	***	***
PATHOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient	***	***	***
Laboratory, X-ray (within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY - Office	***	***	***
RADIOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to an Outpatient Office Visit: Splints, Casts, Bandages, etc...	***	***	***
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc...	***	***	***
SUPPLIES, DIABETIC	***	***	***
Chem, Strips, Lancet, Needles, Syringes Glucometer	***	***	***
SURGERY - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY - Office	***	***	***
SURGERY - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Organ Procurement	***	***	***
• Covered Immunosupressives	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Professional	***	***	***
• Facility	***	***	***
URGENT CARE VISITS - In-Area	***	***	***
URGENT CARE VISITS - Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

R:  Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

*** All references to the division of responsibility have been deleted.

ADDENDUM D

PREFERRED PROVIDER ORGANIZATION (PPO)

EXCLUSIVE PROVIDER ORGANIZATION (EPO)

POINT OF SERVICE (POS)

BENEFIT PROGRAMS

PPG understands that Affiliates or Payors contracted with FHS who are qualified may provide PPO, EPO and POS Benefit Programs.  FHS shall provide PPG with a listing of all such Payors, as updated from time to time by FHS.  Notwithstanding any provision in this Agreement, PPG and Member Physicians understand and agree that each Payor is solely responsible for paying PPG and/or Member Physicians for those individuals to whom Payor provides health care coverage.  In no event shall FHS or any FHS Affiliate be responsible for any payment which is the financial responsibility of a Payor and PPG shall seek compensation for such services only from Payor.  Pursuant to Section 8.18.  Entire Agreement.  PPG understands and agrees that the compensation and provisions under the agreement between PPG and the entity formerly known as Foundation Health, a California Health Plan, is applicable to those PPO.  EPO and POS Members with Foundation Health Identification Cards and such agreement shall remain in full force and effect for those PPO, EPO and POS Members.  PPG shall be compensated according to this Addendum D and this Addendum shall be applicable to those PPO.  EPO and POS Members with Health Net or other FHS Affiliate Identification Cards.

A.            BENEFIT PROGRAM REQUIREMENTS

PPG agrees:

1.             That all Member Physicians will comply with the terms and conditions of this Addendum, the terms of the applicable Benefit Programs, and of the Operations Manual.

2.             To comply with FHS efforts to provide Case Management.  PPG agrees in provide PPG’s written treatment plan within five (5) working days of receipt of request front FHS.  A treatment plan includes a statement of diagnosis, current patient condition, current or proposed treatment, and anticipated outcomes.

3.             That if PPG admits or arranges for an inpatient admission to a non-Participating Provider or facility for an elective procedure, PPG shall document that PPG has given such Member prior notice of the following:

a)             Provider or facility is non-participating:

b)            The non-Participating Provider or facility will not be restricted to seeking payment only from FHS: and

c)             The non-Participating provider or facility may bill the Member for amounts other than deductibles, Copayments, and medical services not covered under the Member’s Coverage Certificate

4.             That PPG may appeal a Utilization/Care Management decision as set forth in the Operations Manual.

5.             FHS agrees that any determination under the Utilization/Care Management Program that a Member’s services rendered by PPG were not Medically Necessary shall not retroactively affect PPG’s right to payment hereunder if such services were authorized by FHS prior to admission and the information provided by PPG to FHS regarding the Member’s medical condition was substantially true and accurate.

B.            PPO AND EPO BENEFIT PROGRAMS

1.             Compensation Method.  As compensation for rendering Contracted Services under this Addendum D, PPG shall be paid in accordance with the rates set forth in Addendum E.  Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement.  The above notwithstanding, for self-insured and other such Payors, FHS shall not be obligated to pay all or any portion of any PPG claim on a Payor’s behalf unless and until FHS has received sufficient funds from the applicable Payor to cover such claim.  In the event such Payor fails to provide funds to FHS.  PPG may seek payment from Member up to the rates specified in Addendum E. unless prohibited by applicable law.

In the event that a PPG Participating Physician enters into an independent contract arrangement with FHS for PPO services, the rates established in such independent Physician Service Agreement shall prevail, and claims will he adjudicated according to the fee schedule established in said independent Agreement.

C.            POINT OF SERVICE BENEFIT PROGRAMS

1.             Benefit Program Design.  Under a Point of Service Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize either: (1) HMO coverage through their selected or assigned PCP: (2) optional Preferred Provider Organization (“PPO”) coverage available through PPO Participating Providers; or (3) other indemnity coverage through either non-Participating Providers, or Participating Providers where other Benefit Program Requirements are not met.

2.             Compensation Method.  PPG shall render Contracted Services on a fee-for-service basis to Members of FHS’ Point of Service Benefit Programs covered under the PPO option of such Benefit Programs.  As compensation for rendering such Contracted Services, PPG shall be paid the fee-for-service compensation rates set forth in Addendum E.  Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement

ADDENDUM E

FEE-FOR-SERVICE COMPENSATION SCHEDULE

PPG or Member Physician shall be compensated for non-capitated Contracted Services, less applicable Copayments, in an amount equal to the lesser of (a) *** the Medicare allowable charges based on the Medicare Resource Based Relative Value Scale (RBRVS) unit values and HCFA Geographical Practice Cost Indices as published in the most current published edition of the Federal Register: (b) *** of PPG’s allowable billed charges; or (c) such other fee schedules as may be established or adopted from time to time by FHS.

For “by report” procedures, procedures not listed, or procedures with relativities not established in RBRVS, PPG shall be compensated at *** of PPG or the Participating Provider’s billed charges, less any applicable Copayment.

Anesthesiology Services:

PPG or Participating Provider shall be compensated for Contracted Services at (a)*** unit value in the American Society of Anesthesiology Relative Value study or (b)*** of the Participating Provider’s billed charges, whichever is less

Assistant Surgeons:

PPG or Participating Provider shall be compensated for Contracted Services at twenty percent (20%) of the surgeon’s reimbursement as determined above.

Total Obstetrical Care:        (for HMO Benefit Programs)

Services included in global reimbursement (professional and technical component):

Total OB care, vaginal delivery	$*** global rate
Total OB care, Cesarean delivery	$ *** global rate

Services included in global reimbursement for total OB care:

office visits (sick care as well as routine)

consultations including initial OB consultation

emergency department visits

therapeutic injections

amnimocentesis

fetal contraction stress test

fetal non-stress test

fetal monitoring, including initiation or supervision

version

delivery of placenta

ultrasound

laboratory tests

venipuncture

specimen collection and laboratory supplies

educational materials/nutritional counseling

OB standby

oilier services which do not warrant extra charge: delivery of twins/multiple births, physician’s supervision of home care, hospitalization during pregnancy for conditions such as pre-clempsia,

HTN

Antepartum care only:

First trimester only	$***
Second trimester only	$***
First and second trimester only	$***
Third trimester excluding delivery	$***
Third trimester including delivery	$***

CONFIDENTIAL. PROPRIETARY AND TRADE SECRET

ADDENDUM F

MEDI-CAL BENEFIT PROGRAM

PPG understands and agrees that the obligations of FHS set forth in this Addendum shall be the obligations of HEALTH NET an Affiliate of FHS; and not the obligations of FHS or any other Affiliate of FHS.  HEALTH NET has entered into one or more Medi-Cal prepaid health plan agreements with the California Department of Health Services (“DHS”) For the purposes of this amendment.  HEALTH NET’s Medi-Cal agreements with the DHS and its subcontracts with Medi-Cal prepaid health plans, arc hereinafter collectively referred to as the Medi-Cal Agreement.  HEALTH NET has agreed, under the Medi-Cal Agreement, to arrange certain medical services covered under California’s Medi-Cal Program, including PPG Capitated Services, to Medi-Cal HMO Members enrolled in or otherwise assigned to HEALTH NET, on a prepaid basis.  The provisions of the Addendum are required to appear in all subcontracts under the Medi-Cal Agreement by the terms of the Medi-Cal Agreement and by Medi-Cal law and may not be altered.  Fur purposes of this Addendum F, any per Member per month calculation shall be based on Medi-Cal HMO Members only.

Notwithstanding any provision in the Agreement to the contrary, PPG understands and agrees that it shall arrange and provide health care services to Members in accordance with the benefits and program requirements of the applicable Medi-Cal Agreement Benefits under Health Net’s Healthy San Diego Plan and Sacramento GMC Plan are substantially identical to the benefits under Health Net’s Mainstream Plan, except that chiropractic, acupuncture and spiritual healing services are not covered under the Mainstream Plan, PPG understands that Evidence of Coverage documents are subject to change and approval by the DHS and PPG hereby agrees to arrange and provide health care services in accordance with such changes.

A.            DEFINITIONS.

1.  The following definitions for Shared Risk services apply when PPG is paid Capitation for Medi-Cal HMO Members assigned to PPG and the acute care hospital(s) associated with PPG is(are) paid by HEALTH NET on a fee-for service or per diem basis.  When the acute care hospital(s) associated with PPG is capitated all shared risk definitions and references to a shared risk contractual relationship shall not apply.

a) Insured Services.  PPG Capitated Services that are provided and paid for by PPG but which arc reimbursable by HEALTH NET in addition to the Capitation paid.  Such Insured Services are set forth on the applicable Exhibit to this Addendum.

b) Reconciliation Period.  The 12 month period used for the purpose of calculating a Shared Risk payable or receivable amount.  The first Reconciliation Period will be the 12-month period beginning on the date that Medi-Cal HMO Members are first assigned to PPG for Capitation under this Agreement Subsequent Reconciliation Periods will be for each 12 month period thereafter.

c) Shared Risk Budget.  The sum of all of the individual Medi-Cal HMO Member Shared Risk Targets.  The Shared Risk Budget will be compared to Shared Risk Claims to determine whether PPG is eligible for a Shared Risk payment.

d) Shared. Risk Claims.  Claims for Shared Risk Services which arc rendered during a Reconciliation Period.  HEALTH NET will adjudicate and pay these claims.  Shared Risk Claims will include all claims with dates of services within the Reconciliation Period and paid within ninety (90) days after the end of the Reconciliation Period.

e) Shared Risk/Hospital Capitated Services.  The Covered Services provided at a medical facility to a Medi-Cal HMO Member assigned to PPG which arc set forth in the attached applicable “Matrix of HEALTH NET.  PPG and Shared Risk/Hospital Capitated Services” Exhibit hereto.

f) Shared Risk Targets.  The expected costs of Shared Risk Services, stated on a per Medi-Cal HMO Member-per-month (“PMPM”) basis.  Each PMPM target is determined by the age, sex and benefit plan of the Medi-

Cal HMO Member.  The targets will be established by HEALTH NET actuarial personnel and will be subject to annual review and modification.  Targets are attached to this Addendum F

g) PPG Capitated Services.  For purposes of this Addendum, PPG shall render PPG Capitated Services set forth in Addendum F-4 to Medi-Cal HMO Members eligible for coverage and enrolled in HEALTH NET under the Medi-Cal Agreement who select or are assigned to PPG, as of the end of a particular month.

h) Encounter Reporting Incentive Program.  PPG may in HEALTHNET’s sole discretion, earn compensation in addition to the above stated capitation for compliance with HEALTH NET’S Encounter Reporting Incentive Program as set forth in future Operations Manuals and /or Medi-Cal Provider Bulletins.  These terms will include, but are not limited to, the timeliness accuracy and completeness of encounter data reporting and PPG eligibility for the program.  HEALTH NET reserves the right to alter components and measurements of the Encounter Reporting Incentive Program

i) Medi-Cal Primary Hospital.  An acute care hospital associated with a PPG with whom HEALTH NET contracts on a capitated compensation basis under the Medi-Cal Risk Program to provide Shared/Hospital Capitated Services to the Medi-Cal HMO Members assigned to both PPG and Medi-Cal Primary Hospital.

B.            COMPENSATION PROVISIONS.

1.             Medical Benefit Programs.  PPG shall arrange and provide Contracted Services which are not PPG Capitated Services to Medi-Cal HMO Members of HEALTH NET’ Benefit Programs covered under this Addendum on a fee-for-service basis except for PPG Capitated Services rendered to Medi-Cal HMO Members assigned to PPG under a Capitation Compensation method. As compensation for providing such Contracted Services, PPG shall be paid in accordance with the rates set forth in this Addendum. Such compensation shall be paid within 45 working days of receipt of a complete and accurate claim for Covered Services rendered to a Medi-Cal HMO Member.

2.             Capitation; PPG Capitated Services.  HEALTH NET shall pay PPG the applicable Capitation described in Exhibit 2 to this Addendum for each Medi-Cal HMO Member entitled to receive PPG Capitated Services from PPG during the month to which the Capitation applies by wire transfer, on or before the                        (           ) day following HEALTH NET’s receipt of payment for that month from the DHS.  Notwithstanding any provision in this paragraph to the contrary, only one Capitation shall be paid by HEALTH NET for both mother and newborn child during the child’s month of birth and the following month

3.             Shared Risk Program.  For each Reconciliation Period, HEALTH NET will calculate Shared Risk Claims and compare them to the corresponding Shared Risk Budget for the purpose of determining whether PPG is entitled to a bonus payment.  In the event that Shared Risk Claims are less than the Shared Risk Budget, HEALTH NET shall pay PPG the lesser of: (a) *** of the differential between the Shared Risk Budget and the total Shared Risk Claims; or (b) *** of the aggregate Capitation.  HEALTH NET will calculate the shared risk amount payable to PPG ninety (90) days after the exhaustion of each Reconciliation Period.  Any amounts payable will be sent to PPG within forty-five (45) days after said ninety (90) day claims runout period.  Any Shared Risk Claims not paid during the Reconciliation Period will be applied toward the next reconciliation.

4.             Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Medi-Cal HMO Members assigned to PPG as set forth in this Agreement.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within the applicable time limits. HEALTH NET may pay such claims at the lesser of HEALTH NET’s contract rate with such provider, if any, PPG’s subcontract terms.  Medi-Cal rates, or provider’s billed charges and shall deduct the amounts paid from PPG’s Capitation.

5.             Contracted Services Reciprocity.  When a Medi-Cal HMO Member not assigned to PPG under a Capitated Compensation method receives services from PPG, then PPG shall accept compensation based upon the rates set forth in Addendum F.?

C.            GENERAL PROVISIONS

1.             Provision of Covered Services.  PPG shall arrange Covered Services for assigned Members.  For the purposes of this Addendum.  “Covered Services” means those health care services, supplies and items set that are specified as being covered under the Medi-Cal Agreement.  PPG shall arrange Covered Services for Members, in accordance with the following, each of which is hereby incorporated by reference as if set out in full herein:

1.1                                 The terms and conditions of this Addendum and the Agreement.

1.2                                 The terms and conditions of the Medi-Cal Agreement and the applicable Evidence of Coverage.

1.3                                 HEALTH NET’s Medi-Cal policies and procedures and physician bulletins;

1.4                                 DHS Medi-Cal Managed Care Division (MMCD) Policy Letters.

1.5                                 All laws applicable to PPG and HEALTH NET.

1.6                                 HEALTH NET’s Utilization Care Management Program and Quality Improvement Program.

1.7                                 Standards requiring services to be provided in the same manner, and with the same availability, as services are rendered to other patients.

1.8                                 No less than the minimum clinical quality of care and performance standards that are professionally recognized and/or adopted, accepted or established by HEALTH NET.

2.             Subcontracting Under the Agreement.  PPG shall not subcontract for the performance of services under the Agreement without the prior written consent of HEALTH NET.  Every such subcontract shall provide that it is terminable with respect to Members by PPG upon HEALTH NET’ request.  PPG shall furnish HEALTH NET with copies of such subcontracts, and amendments thereto, within ten days of execution.  Each such subcontracting Physician shall meet HEALTH NET’ credentialing requirements, prior to the subcontract becoming effective.  PPG shall be solely responsible to pay any health care Physician permitted under the subcontract, and shall hold, and ensure that health care Physicians hold, HEALTH NET, Members and the State harmless from and against any and all claims which may be made by such subcontracting Physicians in connection with services rendered to Members under the subcontract.  PPG shall maintain and make available to HEALTH NET, DHS, DHHS, DOC, DOJ, and any other regulatory agency having jurisdiction over HEALTH NET, copies of all PPG’s subcontracts under the Agreement and to ensure that all such subcontracts are in writing and require that the subcontractor: (1) make all applicable books and records available for inspection, examination or copying by said entities; (2) retain such books and records for a term of at least five years from the close of the fiscal year in which the subcontract is in effect; and (3) maintain such books and records in a form maintained in accordance with the general standards applicable to such book or record keeping. [22 CCR § 53250(e)(3)]

3.             Preparation and Retention of Records; Access to Records; Audits.  PPG shall prepare and maintain medical and other books and records required by law in a form maintained in accordance with the general standards applicable to such book or record keeping.  PPG shall maintain such financial, administrative and other records as may be necessary for compliance by HEALTH NET with all applicable local, State and federal laws.  PPG shall retain such books and records and all encounter data for a term of at least five years from the close of the

California State fiscal year in which the Agreement is in effect.  PPG shall make PPG’s books, records and encounter data pertaining to the goods and services furnished under the terms of the Agreement, available for inspection, examination or copying by HEALTH NET, DHS, the United States Department of Health and Human Services (“DHHS”) the California Department of Corporations (“DOC”), the United States Department of Justice (“DOJ”), and any other regulatory agency having jurisdiction over HEALTH NET.  The records shall be available at PPG’s place of business, or at such other mutually agreeable location in California.  When such entities request PPG’s records, PPG shall produce copies of the requested records at no charge.  PPG shall permit HEALTH NET, and its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HEALTH NET, to conduct site evaluations and inspections of PPG’s offices and service locations. [22 CCR § 53250(e)(1); W & I .§ 14452(c); Medi-Cal Agreement]

4.             Federal Disclosure Form.  PPG shall submit to HEALTH NET a completed Disclosure Form, attached to this Addendum, for officers and other persons associated with PPG as required by California Welfare and Institutions Code § 14452(a).  Please mail the completed form to: Manager of Provider Contract Administration, 3400 Data Drive, Rancho Cordova. CA 95670.

5.             Medi-Cal HMO Member Education.  PPG shall make health education materials and programs available to Medi-Cal HMO Members on the same basis that it makes such materials and programs available to the general public, and shall use its best efforts to encourage Medi-Cal HMO Members to participate in such health education programs. [Medi-Cal Agreement]

6.             Medi-Cal HMO Members and State Held Harmless. PPG agrees that in no event, including, but not limited to, non-payment by HEALTH NET, the insolvency of HEALTH NET, or breach of the Agreement, shall PPG or a subcontractor of Physician bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Members, the State of California, or persons other than HEALTH NET acting on their behalf for services provided pursuant to the Agreement.  PPG agrees: (1) this provision shall survive the termination of the Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Medi-Cal HMO Members; and (2) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between PPG and Medi-Cal HMO Members or persons acting on their behalf.  Any modification, addition,or deletion of or to the provisions of this clause shall be effective on a date no earlier than 15 days after DHS has received written notice of such proposed change and has approved such change. [22 CCR § 53250(e)(6)]

7.             Grievances and Appeals.  PPG shall resolve all grievances and appeals relating to the provision of services to Medi-Cal HMO Members in accordance with the HEALTH NET Medi-Cal grievance and appeal procedures.

8.             Relationship of the Parties.  PPG shall be solely responsible, without interference from HEALTH NET or its agent, for providing PPG Capitated Services to Medi-Cal HMO Members, and shall have the right to object to treating any individual who makes onerous the relationship between PPG and Medi-Cal HMO Member.  In the event of a breakdown in such relationship, HEALTH NET shall make reasonable efforts to assign the Medi-Cal HMO Member to another Participating Provider.  If reassignment is unsuccessful, a request may be filed with DHS to permit termination of services to such Medi-Cal HMO Member.  Approval from DHS must be obtained before PPG terminates services to such Medi-Cal HMO Member.

9.             Governing Law. The Agreement shall be governed by and construed and enforced in accordance with all laws and contractual obligations incumbent upon HEALTH NET.  PPG shall comply with all applicable local, State, and federal laws, now or hereafter in effect, to the extent that they directly or indirectly affect PPG or HEALTH NET, and bear upon the subject matter of the Agreement.  PPG shall comply with the provisions of the Medi-Cal Agreement, and Chapters 3 and 4 of Subdivision 1 of Division 3 of Title 22 of the California Code of Regulations.  In addition, HEALTH NET is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and Subchapter 5.5 of Chapter 3 of Title 10 of the California Code of Regulations. Any provision required to be in the Agreement by either of the above laws shall bind the parties whether or not provided in the Agreement. [22 CCR §

53250(c)(2)]; W & I § 14452(a); Knox-Keene Act]

10.          Notice.  PPG shall notify the DHS in the event this Agreement is amended or terminated.  Notice to DHS is considered given when properly addressed and deposited with the United States Postal Service as first class registered mail postage attached. [Knox-Keene Act and Medi-Cal Agreement]

11.          Reports.  PPG shall provide HEALTH NET, within the time requested by HEALTH NET with all such reports and information as HEALTH NET may require to allow to meet the reporting requirements under the Medi-Cal Agreement or any applicable law. [22 CCR 53250(c)(5)]

12.          Confidentiality of Information.  Names of persons receiving public social services are confidential and are to be protected from unauthorized disclosure in accordance with Title 45, Code of Federal Regulations, Section 205.50 and Section 14100.2 of the California Welfare and Institutions Code and the regulations adopted thereunder.  For the purposes of this Agreement, all information, records, data, and data elements collected and maintained for or in connection with performance under this Agreement and pertaining to Medi-Cal HMO Members shall be protected by PPG from unauthorized disclosure.  With respect to any identifiable information concerning a Medi-Cal HMO Member under this Agreement that is obtained by PPG or its subcontractors, PPG: (1) will not use any such information for any purpose other than carrying out the express terms of this Agreement; (2) will promptly transmit to HEALTH NET all requests for disclosure of such information; (3) will not disclose, except as otherwise specifically permitted by this Agreement, any such information to any party other than HEALTH NET without HEALTH NET’s prior written authorization specifying that the information is releasable under applicable law, and (4) will, at the expiration or termination of this Agreement, return all such information to HEALTH NET or maintain such information according to written procedures provided PPG by HEALTH NET for this purpose.  PPG shall ensure that its subcontractors comply with the provisions of this paragraph.

13.          Third Party Tort Liability.  PPG shall make no claim for recovery for health care services rendered to a Medi-Cal HMO Member when such recovery would result from an action involving the tort liability of a third party or casualty liability insurance including, workers’ compensation awards and uninsured motorist coverage.  Within five days of discovery, PPG shall notify HEALTH NET of cases in which an action by the Medi-Cal HMO Member involving the tort or workers’ compensation liability of a third party could result in a recovery by the Medi-Cal HMO Member.  PPG shall promptly provide: (1) all information requested by HEALTH NET in connection with the provision of health care services to a Medi-Cal HMO Member who may have an action for recovery from any such third party; (2) copies of all requests by subpo?na from attorneys, insurers or Medi-Cal HMO Members for copies of bills, invoices or claims for health care services; and (3) copies of all documents released as a result of such requests.  PPG shall ensure that its subcontractors comply with the requirements of this provision.

14.          Amendments.  When required under Medi-Cal law, Amendments to the Agreement shall be submitted by HEALTH NET to the DHS for prior approval at least 30 days before the effective date of any proposed changes governing compensation, services or term.  Proposed changes, which are neither approved nor disapproved by the Department, shall become effective by operation of law 30 days after the DHS has acknowledged receipt, or upon the date specified in the amendment, whichever is later.  Subcontracts between a prepaid health plan and a subcontractor shall be public records on file with the DHS. [22 CCR §§ 53250(a), (c)(3), & (e)(4); W & I § 14452(a)]

15.          Notice of Change in Availability or Location of Covered Services.  HEALTH NET is obligated to ensure Medi-Cal HMO Members are notified in writing of any changes in the availability or location of Covered Services at least 30 days prior to the effective date of such changes, or within 14 days prior to the change in cases of unforeseeable circumstances.  Such notifications must be approved by DHS prior to the release.  In order for HEALTH NET to meet this requirement, PPG is obligated to notify HEALTH NET in writing of any changes in the availability or location of Covered Services at least 40 days prior to the effective date of such changes.

16.          Transfer of Care Upon Termination of the Agreement.  PPG shall, pursuant to the requirements of the Medi-Cal Agreement, assist in the orderly transfer of care of all Medi-Cal HMO Members under the care of

PPG in the event of the termination of the Agreement.

17.          Assignment and Delegation. Assignment or delegation of the Agreement shall be void unless prior written approval is obtained from the DHS in those instances where prior approval by the DHS is required.  In addition, any assignment or delegation of the Agreement by PPG shall be void unless prior written approval is obtained from HEALTH NET.

18.          Local Health Department Coordination.  As more fully set out in the Medi-Cal Agreement, HEALTH NET or a contracting Medi-Cal plan has (or will) entered into agreements for specified public health services with certain county health departments (Los Angeles, Fresno, Tularc Riverside, San Bernardino San Diego, and Sacramento counties).  The public health agreements specify the scope and responsibilities of the local health departments and HEALTH NET, billing and reimbursements, reporting responsibilities, and medical record management to ensure coordinated health care services.  The public health services specified under the agreements are as follows:

18.1                        Family planning services.

18.2                        Sexually transmitted disease (“STD”) services diagnosis and treatment of disease episode of the following STDs: syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, trichomoniasis, human papilloma virus, non-gonococeal urethritis, lymphogranuloma venereum and granuloma inguinale.

18.3                        Confidential HIV testing and counseling.

18.4                        Immunizations.

18.5                        Refugee assessments

18.6                        California Children Services.

18.7                        Maternal and Child Health.

18.8                        Child Health and Disability Prevention Program.

18.9                        Tuberculosis Direct Observed Therapy.

18.10                 Women, Infants, and Children Supplemental Food Program.

18.11                 Population based Prevention Programs: collaborate in local health department community based prevention programs.

PPG shall, in accordance with the terms and conditions of the public health agreements with the local health departments and HEALTH NET’s related policies and procedures, be responsible for the coordination and arrangement of the public health services for its assigned Members.  The services specified in Sections 18.1 through 18.4 above require reimbursement to the applicable local health department.  The services specified in Sections 18.5 through 18.11 above do not require reimbursement to the applicable local health department [Medi-Cal Agreement]

19.          Cultural and Linguistic Services.  PPG shall, in accordance with the requirements of the Medi Cal Agreement and HEALTH NET’s cultural and linguistic services policies, arrange at its sole cost interpreter services for Members either through telephone language services or interpreters.

20.          Surcharges and No Copayments.  PPG shall not charge a Member any fee, surcharge or Copayment for health care services rendered pursuant to the Agreement.  In addition, PPG shall not collect a sales, use or other applicable tax from Members for the sale or delivery of medical services.  If HEALTH NET receives notice of any additional charge, PPG shall fully cooperate with HEALTH NET to investigate such allegations and shall promptly refund any payment deemed improper by HEALTH NET to the party who made the payment.  [Knox-Keene Act and Medi-Cal Agreement]

21.          EPSDT Supplemental Services.  PPG shall arrange for Early and Periodic Screening, Diagnosis and Treatment Supplemental Services for Members under the age of 21 in accordance with the requirements of the Medi-Cal Agreement.

22.          CHDP (Children’s Health and Disability Prevention) Program.  Health Net requires that all providers of CHDP services be certified by the CHDP Program and adhere to the CHDP Program requirements.

23.          CCS (California Children’s Services).  PPG is responsible for timely referral of children with potential CCS eligible conditions.  Failure to appropriately refer will result in PPG assuming financial responsibility for any related charges.

24.          CPSP  (Comprehensive Perinatal Services Program).  PPG is required to develop formal agreements with DHS-certified CPSP providers to ensure that all pregnant women have access to care in accordance with DHS requirements.

ADDENDUM F.1

FEE-FOR-SERVICE COMPENSATION SCHEDULE

UNASSIGNED MEDI-CAL HMO MEMBERS

HEALTH NET will reimburse PPG for medically necessary covered contracted services for the lesser of: a) PPG’s billed charges; or b) *** of the State of California Medi-Cal Fee Schedule rates in effect at the time of service.

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM F.2

CAPITATION COMPENSATION SCHEDULE

MEDI-CAL BENEFIT PROGRAMS:

PPG shall accept the following Medi-Cal Capitation Payments as payment in full from HEALTH NET for PPG Capitated Services provided to Medi-Cal HMO Members assigned to PPG:

$              *** Per Medi-Cal HMO Member Per Month (“PMPM”)

Medi-Cal Primary Hospital:  DO NOT ACTIVATE UNTIL A DUAL RISK HOSPITAL CONTRACT IS COMPLETE.

PPG SERVICE AREA: 30 miles of PPG principle place of business.

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM F.3

SHARED RISK PROGRAM DISTRIBUTION MATRIX

$  .00 Per Medi-Cal HMO Member Per Month

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM F.4

DIVISION OF FINANCIAL RESPONSIBILITY

MATRIX OF HEALTH NET AND PPG RISK SERVICES

MEDI-CAL BENEFIT PROGRAM

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
ABORTION - Facility Component	***	***	***
ABORTION - Professional Component	***	***	***
ACUPUNCTURE	***	***	***
AIDS - Facility Component	***	***	***
AIDS - Professional Component	***	***	***
ALLERGY TESTING	***	***	***
ALLERGY TREATMENT AND SERUM	***	***	***
ALPHA-FETOPROTEIN TESTS	***	***	***
AMBULANCE (Air or Ground) In Area	***	***	***
AMBULANCE (Air or Ground) Out of Area	***	***	***
AMNIOCENTESIS TESTING - Facility Component	***	***	***
AMNIOCENTESIS TESTING - Professional Component	***	***	***
ANESTHESIA - Facility Component	***	***	***
ANESTHESIA - Professional Component	***	***	***
ANGIOGRAPHY	***	***	***
ANGIOPLASTY (PTCA)	***	***	***
APNEA MONITOR	***	***	***
ARTIFICIAL EYES (Prosthetic)	***	***	***
ARTIFICIAL INSEMINATION	***	***	***
ARTIFICIAL LIMBS (Prosthetic)	***	***	***
AUTOLOGOUS BLOOD DONATION	***	***	***
BIOFEEDBACK	***	***	***
BLOOD AND BLOOD PRODUCTS from a Blood Bank or provided in Hospital	***	***	***
BLOOD TRANSFUSIONS	***	***	***
BURN CARE - Facility Component	***	***	***
BURN CARE - Professional Component	***	***	***
CALIFORNIA CHILDREN’S SERVICES (CCS)	***	***	***
CARDIAC TESTING	***	***	***
CHEMICAL DEPENDENCY - Acute Inpatient Overdose Treatment - Facility Component	***	***	***
CHEMICAL DEPENDENCY - Acute Inpatient Overdose Treatment - Professional Component	***	***	***
CHEMICAL DEPENDENCY - Detoxification and Rehabilitation - Inpatient and Outpatient Services	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
CHEMOTHERAPY ADMINISTRATION - Inpatient Facility Component	***	***	***
CHEMOTHERAPY ADMINISTRATION - Inpatient Professional Component	***	***	***
CHEMOTHERAPY ADMINISTRATION - Outpatient	***	***	***
CHEMOTHERAPY DRUGS	***	***	***
CHILD HEALTH AND DISABILITY PREVENTION SERVICES (CHDP)	***	***	***
CHIROPRACTIC	***	***	***
CIRCUMCISION	***	***	***
CLINIC VISITS - Non-urgent Outpatient or Non-hospital - Professional and Facility Combined Component	***	***	***
COLOSTOMY SUPPLIES - In conjunction with Home Health	***	***	***
COLOSTOMY SUPPLIES - Inpatient Facility Component	***	***	***
COLOSTOMY SUPPLIES - Outpatient Dispensing	***	***	***
CONSULTATIONS - Professional Component	***	***	***
COSMETIC SURGERY - Medically Necessary - Facility Component	***	***	***
COSMETIC SURGERY - Medically Necessary - Professional Component	***	***	***
CRITICAL CARE VISITS - Professional Component	***	***	***
DENTAL SERVICES - Inpatient Facility Component	***	***	***
DENTAL SERVICES - Inpatient Professional Component	***	***	***
DENTAL SERVICES - Outpatient	***	***	***
DIAGNOSTIC TESTING - Outpatient & Office - Facility & Professional Combined Component	***	***	***
DIALYSIS -Inpatient Facility Component	***	***	***
DIALYSIS - Outpatient Facility Component	***	***	***
DIALYSIS - Professional Component	***	***	***
DRUGS/MEDICATIONS - Inpatient	***	***	***
DRUGS/MEDICATIONS - Outpatient Injectibles	***	***	***
DRUGS/MEDICATIONS - Outpatient Non-Injectibles	***	***	***
DRUGS/MEDICATIONS - Outpatient, in lieu of Hospitalization	***	***	***
DRUGS/MEDICATIONS - Take Home Medications	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
DURABLE MEDICAL EQUIPMENT (DME) - Inpatient, Outpatient Dispensing, and Surgically Implanted	***	***	***
ELECTRO CONVULSIVE THERAPY	***	***	***
EMERGENCY ADMISSIONS - In Area - Facility Component	***	***	***
EMERGENCY ADMISSIONS - In Area - Professional Component	***	***	***
EMERGENCY ROOM ADMISSIONS - Out of Area - Facility Component	***	***	***
EMERGENCY ROOM ADMISSIONS - Out of Area - Professional Component	***	***	***
EMERGENCY ROOM VISITS - In Area - Facility Component	***	***	***
EMERGENCY ROOM VISITS - In Area - Professional Component	***	***	***
EMERGENCY ROOM VISITS - Out of Area - Facility Component	***	***	***
EMERGENCY ROOM VISITS - Out of Area - Professional Component	***	***	***
EMPLOYMENT PHYSICAL EXAMS	***	***	***
ENDOSCOPIC STUDIES - Facility Component	***	***	***
ENDOSCOPIC STUDIES - Professional Component	***	***	***
ENTERAL THERAPY	***	***	***
EPSDT “BASIC” SERVICES (e.g. CHDP Health Assessments)	***	***	***
(e) EPSDT SUPPLEMENTAL SERVICES when medically necessary, Facility Component	***	***	***
(e) EPSDT SUPPLEMENTAL SERVICES when medically necessary, Professional Component	***	***	***
(e) EPSDT SUPPLEMENTAL SERVICES (e.g. private duty nursing) when medically necessary, Ancillary Services	***	***	***
EXPERIMENTAL PROCEDURES	***	***	***
EXTENDED CARE FACILITY - Long Term (I) Hospitalization - Facility Component	***	***	***
EXTENDED CARE FACILITY Long Term (I) Hospitalization - Professional Component	***	***	***
EXTENDED CARE FACILITY - Short Term (I) Hospitalization - Facility Component -includes Ancillary Services while Hospitalized	***	***	***
EXTENDED CARE FACILITY - Short Term (I) Hospitalization - Professional Component	***	***	***
FAMILY PLANNING - In Plan - Facility Component	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
FAMILY PLANNING - In Plan - Professional Component	***	***	***
FAMILY PLANNING - Self-Referral to Out of Plan PPG	***	***	***
FETAL MONITORING - Facility Component	***	***	***
FETAL MONITORING - Professional Component	***	***	***
GENETIC TESTING - Outpatient	***	***	***
GROWTH HORMONES	***	***	***
HEALTH EDUCATION	***	***	***
HEALTH EVALUATIONS/PHYSICALS (Adult)	***	***	***
HEARING AIDS	***	***	***
HEARING SCREENING	***	***	***
HEART CATHETERIZATION	***	***	***
HEPATITIS B VACCINE - In Plan PPG	***	***	***
HEPATITIS B VACCINE - Self Referral to Out of Plan PPG	***	***	***
HIV TESTING & COUNSELING - In Plan or County Health Department	***	***	***
HOME HEALTH - includes Nursing Visits, IV Therapy Services and Medications, other Therapies, Supplies and Equipment	***	***	***
HOME VISITS by a Physician	***	***	***
HOSPICE CARE - Facility Component	***	***	***
HOSPICE CARE - Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS	***	***	***
HOSPITALIZATION - In Area and Non-emergency Out of Area - Facility Component	***	***	***
HOSPITALIZATION - In Area and Non-emergency Out of Area - Professional Component	***	***	***
IV THERAPY - Hospital Setting	***	***	***
IMMEDIATE CARE SERVICES - In Area - Professional and Facility Combined Component	***	***	***
IMMEDIATE CARE SERVICES - Out of Area Professional and Facility Combined Component	***	***	***
IMMUNIZATIONS - Pediatric and Adult - In Plan Provider	***	***	***
IMMUNIZATIONS - Pediatric and Adult-Self-Referral to Out of Plan Provider	***	***	***
IMPLANTS, SURGICAL	***	***	***
INDIAN HEALTH CLINIC SERVICES	***	***	***
INFERTILITY TESTING & TREATMENT	***	***	***
INJECTIBLE MEDICATIONS - Inpatient	***	***	***
INJECTIBLE MEDICATIONS - Outpatient (except Home Health)	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
LABORATORY TESTS - Inpatient - Facility Component	***	***	***
LABORATORY TESTS - Inpatient - Professional Component	***	***	***
LABORATORY TESTS - Outpatient and Office	***	***	***
LITHOTRIPSY - Facility Component	***	***	***
LITHOTRIPSY - Professional Component	***	***	***
LOCAL EDUCATION AGENCY (LEA) ASSESSMENT SERVICES	***	***	***
LOCAL EDUCATION AGENCY (LEA) pursuant to Individualized Education Plan/Individualized Family Service Plan	***	***	***
MAMMOGRAPHY - Facility and Professional Combined Component	***	***	***
MATERNITY/OBSTETRICAL SERVICES - 60 days Post-Partum care	***	***	***
MATERNITY/OBSTETRICAL SERVICES - Deliveries - Facility Component	***	***	***
MATERNITY/OBSTETRICAL SERVICES - Deliveries - Professional Component	***	***	***
MATERNITY/OBSTETRICAL SERVICES - Non-Deliveries - Inpatient Facility Component	***	***	***
MATERNITY/OBSTETRICAL SERVICES - Non-Deliveries - Outpatient Facility Component	***	***	***
MATERNITY/OBSTETRICAL SERVICES - Non-Deliveries - Professional Component	***	***	***
MEDICAL SUPPLIES - Inpatient	***	***	***
MEDICAL SUPPLIES - Outpatient and Office	***	***	***
MEDICAL TRANSPORTATION - Emergency	***	***	***
MEDICAL TRANSPORTATION - Non- Emergency	***	***	***
MEDICATIONS	***	***	***
MENTAL HEALTH - Inpatient & Outpatient - Facility and Professional Components	***	***	***
NUCLEAR MEDICINE	***	***	***
NURSE MIDWIVES- In or Out of Plan	***	***	***
NURSERY - Routine through Neonatal - Facility Component	***	***	***
NURSERY - Routine through Neonatal - Professional Component	***	***	***
NUTRITION/DIET COUNSELING	***	***	***
OBSTETRICAL SERVICES	***	***	***
OFFICE VISIT SUPPLIES, CASTS, SPLINTS	***	***	***
OFFICE VISITS - PCP and Specialist	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
ORGAN TRANSPLANTATION (when a Mainstream Benefit) -Facility Component	***	***	***
ORGAN TRANSPLANTATION (when a Mainstream Benefit) - Professional Component	***	***	***
PAIN MANAGEMENT - Outpatient	***	***	***
PATHOLOGY SERVICES - Inpatient - Facility Component	***	***	***
PATHOLOGY SERVICES - Inpatient - Professional Component	***	***	***
PATHOLOGY SERVICES - Outpatient and Office	***	***	***
PEDIATRIC NEWBORN SERVICES	***	***	***
PERIODIC EXAMS	***	***	***
PHYSICAL THERAPY - Inpatient	***	***	***
PHYSICAL THERAPY - Outpatient	***	***	***
PHYSICIAN VISITS - Inpatient - Outpatient - 5NF, Office, Patient’s Home	***	***	***
PODIATRY SERVICES	***	***	***
PRAYER AND SPIRITUAL HEALING	***	***	***
PRE-ADMISSION DIAGNOSTIC TESTING - Facility and Professional Component	***	***	***
PRE-EXISTING PREGNANCY - Inpatient - Facility Component	***	***	***
PRE-EXISTING PREGNANCY - Outpatient - Facility Component	***	***	***
PRE-EXISTING PREGNANCY - Professional Component	***	***	***
PREGNANCY	***	***	***
PROSTHETICS/ORTHOTICS - Inpatient and Surgically Implanted	***	***	***
PROSTHETICS/ORTHOTICS - Outpatient Dispensing	***	***	***
RADIATION THERAPY - Facility Component	***	***	***
RADIATION THERAPY - Professional Component	***	***	***
RADIOLOGY - Inpatient Facility Component	***	***	***
RADIOLOGY - Office includes Supplies and Medications	***	***	***
RADIOLOGY - Outpatient Facility Component, includes Supplies and Medications	***	***	***
RADIOLOGY - Professional Component	***	***	***
RECONSTRUCTIVE SURGERY - Facility Component	***	***	***
RECONSTRUCTIVE SURGERY - Professional Component	***	***	***
REHABILITATION - Inpatient - Facility Component	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
REHABILITATION - Inpatient - Professional Component	***	***	***
REHABILITATION - Outpatient - Facility and Professional Component	***	***	***
REHABILITATION - Short Term Outpatient P/T. O/T. Speech Therapy	***	***	***
RESPIRATORY THERAPY - Inpatient	***	***	***
RESPIRATORY THERAPY - Outpatient	***	***	***
ROUTINE PHYSICAL EXAMS	***	***	***
SEXUALLY TRANSMITTED DISEASES SERVICES - In Plan Provider	***	***	***
SEXUALLY TRANSMITTED DISEASES SERVICES - Self Referral to Out of Plan Provider	***	***	***
SKILLED NURSING FACILITY - Facility Component - includes Ancillary Services while Hospitalized	***	***	***
(1) SKILLED NURSING FACILITY - Long Term Hospitalization- Facility Component	***	***	***
(1) SKILLED NURSING FACILITY - Long Term Hospitalization - Professional Component	***	***	***
SKILLED NURSING FACILITY - Professional Component	***	***	***
SPEECH AND HEARING EXAMS, includes Speech Pathology Services	***	***	***
SPIRITUAL HEALING AND PRAYER	***	***	***
STERILIZATION	***	***	***
SURGERY - Physician’s Office	***	***	***
SURGERY - Professional Component	***	***	***
SURGERY - Surgery Center or Hospital - Facility Component	***	***	***
SURGICAL SUPPLIES - Inpatient	***	***	***
SURGICAL SUPPLIES - Outpatient & Office	***	***	***
TMJ - Facility Component	***	***	***
TMJ - Professional Component	***	***	***
TUBERCULOSIS - Direct Observed Treatment	***	***	***
ULTRASOUND	***	***	***
URGENT CARE SERVICES - In Area -Facility and Professional Combined Component	***	***	***
URGENT CARE SERVICES - Out of Area - Facility and Professional Combined Component	***	***	***
VISION CARE - Contact Lenses. Frames and Lenses, and Eye Exams for Refractive Diagnoses	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG/GROUP RISK SERVICES	HEALTH NET RISK SERVICES	SHARED/HOSPITAL RISK SERVICES
VISION CARE - Implanted Lenses (Cataract Surgery)	***	***	***
VISION CARE - Professional Component (excluding Refractions)	***	***	***
WELL BABY EXAMS	***	***	***

(e)     EPSDT Supplemental Services related to Alcohol and Drug Treatment, Mental Health, and Dental Services are not covered under this Agreement.

(1)     Long Term Care: Services beyond the month of Admission plus one month are not covered under this Agreement.

*** All references to the division of responsibility have been deleted.

ADDENDUM F.5

DISCLOSURE FORM

(Required by California Welfare and Institutions Code Section 14452)

(Name of PPG)

The undersigned hereby certifies that the following information regarding:

(the “Organization”) is true and Correct as of the date set forth below:

Officers/Directors/General Partners:

Co-Owner(s):

Stockholders owning more than ten percent of the stock of the Organization:

Major creditors holding more than five percent of Organization’s debt:

Form of Organization (Corporation, Partnership. Sole Proprietorship, Individual, etc.):

If not already disclosed above, is Organization, either directly or indirectly related to or affiliated with the Contracting Health Plan? Please explain:

Dated:	Signature:

Name:
(Please type or print)

Title:
(Please type or print)

ADDENDUM G

CHAMPUS/TRICARE AND OTHER GOVERNMENT BENEFIT PROGRAMS

NOT APPLICABLE

ADDENDUM H

OCCUPATIONALLY ILL/INJURED OR WORKERS’ COMPENSATION BENEFIT

PROGRAMS

NOT APPLICABLE

ADDENDUM C. 1

SUPPLEMENTAL BENEFITS COSTS

2001

For purposes of calculating PPG’s Capitation and/or Shared Risk Budget, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, shall be withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, and commissions and taxes, if any.  Such supplemental benefits may include, but are not limited to, pharmacy, vision, and dental benefits.  On an annual basis, these withheld amounts shall be revised, forwarded to PPG and incorporated) into this Agreement by reference.

County	Jan - Feb 2001 * Percent	Mar - Dec 2001 Percent

Alameda	5.41%	5.35%
Contra Costa	6.71%	6.64%
El Dorado	0.00%	0.00%
Kern	13.76%	13.61%
Los Angeles	***	***
Marin	2.53%	2.50%
Orange	***	***
Placer	3.53%	3.49%
Riverside	4.29%	4.24%
Sacramento	3.58%	3.54%
San Bernardino	4.25%	4.20%
San Diego	8.26%	8.16%
San Francisco	6.13%	6.06%
San Joaquin	3.94%	3.88%
San Mateo	2.69%	2.66%
Santa Barbara	0.00%	0.00%
Santa Clara	2.97%	2.93%
Stanislaus	0.00%	0.00%
Ventura	0.00%	0.00%
Yolo	3.49%	3.39%

* Previously released.  Updated to reflect changes due to the Benefit Improvement and Protection Act of 2000.

ADDENDUM C.2

PHARMACY SHARED RISK BUDGETS

2001

For purposes of calculating PPG’s Pharmacy Budget, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, are applicable.  On an annual basis, these amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Jan - Feb 2001 * Percent	Mar - Dec 2001 Percent
Alameda	5.41%	5.35%
Contra Costa	6.28%	6.22%
El Dorado	0.00%	0.00%
Kern	12.54%	12.40%
Los Angeles	***	***
Marin	2.08%	2.06%
Orange	***	***
Placer	3.04%	3.00%
Riverside	3.77%	3.72%
Sacramento	3.13%	3.09%
San Bernardino	3.73%	3.68%
San Diego	7.77%	7.68%
San Francisco	5.70%	5.64%
San Joaquin	3.45%	3.39%
San Mateo	2.23%	2.21%
Santa Barbara	0.00%	0.00%
Santa Clara	2.49%	2.46%
Stanislaus	0.00%	0.00%
Ventura	0.00%	0.00%
Yolo	2.98%	2.89%

* Previously released.  Updated to reflect changes due to the Benefit Improvement and Protection Act of 2000